SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2021

(With Report of Independent Registered Public Accounting Firm Thereon)

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2021

KPMG LLP

4200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Minnesota Life Insurance Company and Policy Owners of Securian Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and policy owners' equity of the sub-accounts listed in the Appendix that comprise Securian Life Variable Universal Life Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year indicated in the Appendix and changes in net assets for each of the years indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years presented in Note 7. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of its operations for the year indicated in the Appendix, the changes in its net assets for each of the years indicated in the Appendix, and the financial highlights for each of the years indicated in Note 7, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account's auditor since 2007.

Minneapolis, Minnesota
March 25, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

1

Appendix – Securian Life Variable Universal Life Account

Statements of assets, liabilities, and policy owners' equity as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

American Funds IS® Global Growth Fund – Class 1 Shares (Amer Funds IS Global Growth Cl 1)

American Funds IS® New World Fund® – Class 1 Shares (Amer Funds IS New World Cl 1)

Delaware Ivy VIP Balanced – Class II Shares (Delaware Ivy VIP Balanced Cl II)

Delaware Ivy VIP Core Equity – Class II Shares (Delaware Ivy VIP Core Equity Cl II)

Delaware Ivy VIP High Income – Class II Shares (Delaware Ivy VIP High Income Cl II)

Delaware Ivy VIP International Core Equity – Class II Shares (Delaware Ivy VIP Intl Core Equity Cl II)

Delaware Ivy VIP Small Cap Growth – Class II Shares (Delaware Ivy VIP Small Cap Growth Cl II)

Delaware Ivy VIP Smid Cap Core – Class II Shares (Delaware Ivy VIP Smid Cap Core Cl II)

Delaware Ivy VIP Value – Class II Shares (Delaware Ivy VIP Value Cl II)

Fidelity® VIP Equity-Income Portfolio – Initial Class (Fidelity VIP Equity-Income IC)

Fidelity® VIP High Income Portfolio – Initial Class (Fidelity VIP High lnc IC)

Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares (Janus Henderson Forty SS)

Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares (Janus Henderson Overseas SS)

Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares (Morningstar Balanced ETF Cl I)

Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares (Morningstar Growth ETF Cl I)

Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares (Morningstar Inc & Gro Asset All Cl I)

Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares (SFT Core Bond Cl 2)

Securian Funds Trust – SFT Delaware IvySM Growth Fund (SFT Delaware Ivy Growth)

Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund (SFT Delaware Ivy Small Cap Growth)

Securian Funds Trust – SFT Government Money Market Fund (SFT Govt Money Market)

Securian Funds Trust – SFT Index 400 Mid-Cap Fund – Class 2 Shares
(SFT Index 400 MC Cl 2)

Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares (SFT Index 500 Cl 2)

Securian Funds Trust – SFT International Bond Fund – Class 2 Shares
(SFT Intl Bond Cl 2)

Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares (SFT Real Estate Cl 2)

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares (SFT Wellington Core Equity Cl 1)

Vanguard® Variable Insurance Fund Diversified Value Portfolio (Vanguard VIF Diversified Value)

Vanguard® Variable Insurance Fund Total Bond Market Portfolio (Vanguard VIF Total Bond Market)

(Continued)

2

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2021

	Segregated Sub-Accounts*
	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II	Delaware Ivy VIP Intl Core Equity Cl II
Assets
Investments at net asset value	$292,933	68,155	156,651	15,531	5,585	507
Receivable from Securian Life for policy purchase payments	—	—	30	1	—	76
Receivable for investments sold	5	2	—	—	—	—
Total assets	292,938	68,157	156,681	15,532	5,585	583
Liabilities
Payable to Securian Life for policy terminations and withdrawal payments	5	2	—	—	—	—
Payable for investments purchased	—	—	30	1	—	76
Total liabilities	5	2	30	1	—	76
Net assets applicable to policy owners	$292,933	68,155	156,651	15,531	5,585	507
Policy Owners' Equity
Total policy owners' equity	$292,933	68,155	156,651	15,531	5,585	507
Investment shares	6,444	2,141	16,685	878	1,646	27
Investments at cost	$283,495	71,940	150,689	14,230	5,537	497

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
3

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2021

	Segregated Sub-Accounts*
	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS
Assets
Investments at net asset value	$117,621	4,135	741	489,126	123,167	1,673,454
Receivable from Securian Life for policy purchase payments	—	15	20	21	4	24
Receivable for investments sold	3	—	—	—	—	—
Total assets	117,624	4,150	761	489,147	123,171	1,673,478
Liabilities
Payable to Securian Life for policy terminations and withdrawal payments	3	—	—	—	—	—
Payable for investments purchased	—	15	20	21	4	24
Total liabilities	3	15	20	21	4	24
Net assets applicable to policy owners	$117,621	4,135	741	489,126	123,167	1,673,454
Policy Owners' Equity
Total policy owners' equity	$117,621	4,135	741	489,126	123,167	1,673,454
Investment shares	10,754	247	90	18,705	23,460	29,545
Investments at cost	$124,860	4,025	702	507,586	127,357	1,177,635

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
4

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2021

	Segregated Sub-Accounts*
	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth
Assets
Investments at net asset value	$10,737	2,187	290,646	579	24,423	1,051,232
Receivable from Securian Life for policy purchase payments	53	—	—	—	24	9
Receivable for investments sold	—	3	1	2	—	—
Total assets	10,790	2,190	290,647	581	24,447	1,051,241
Liabilities
Payable to Securian Life for policy terminations and withdrawal payments	—	3	1	2	—	—
Payable for investments purchased	53	—	—	—	24	9
Total liabilities	53	3	1	2	24	9
Net assets applicable to policy owners	$10,737	2,187	290,646	579	24,423	1,051,232
Policy Owners' Equity
Total policy owners' equity	$10,737	2,187	290,646	579	24,423	1,051,232
Investment shares	262	188	22,689	55	9,185	28,257
Investments at cost	$10,679	2,265	297,188	585	23,879	544,616

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
5

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2021

	Segregated Sub-Accounts*
	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2	SFT Real Estate Cl 2
Assets
Investments at net asset value	$23,931	86,966	471,976	1,083,532	16,355	84,887
Receivable from Securian Life for policy purchase payments	53	4,014	—	122	38	3
Receivable for investments sold	—	—	17	—	—	—
Total assets	23,984	90,980	471,993	1,083,654	16,393	84,890
Liabilities
Payable to Securian Life for policy terminations and withdrawal payments	—	—	17	—	—	—
Payable for investments purchased	53	4,014	—	122	38	3
Total liabilities	53	4,014	17	122	38	3
Net assets applicable to policy owners	$23,931	86,966	471,976	1,083,532	16,355	84,887
Policy Owners' Equity
Total policy owners' equity	$23,931	86,966	471,976	1,083,532	16,355	84,887
Investment shares	895	86,966	62,614	55,431	7,138	11,012
Investments at cost	$25,320	86,966	247,451	943,201	16,568	73,228

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
6

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2021

	Segregated Sub-Accounts*
	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Assets
Investments at net asset value	$201,521	444,967	128,935
Receivable from Securian Life for policy purchase payments	—	432	—
Receivable for investments sold	21	—	19
Total assets	201,542	445,399	128,954
Liabilities
Payable to Securian Life for policy terminations and withdrawal payments	21	—	19
Payable for investments purchased	—	432	—
Total liabilities	21	432	19
Net assets applicable to policy owners	$201,521	444,967	128,935
Policy Owners' Equity
Total policy owners' equity	$201,521	444,967	128,935
Investment shares	7,276	25,500	10,551
Investments at cost	$114,336	416,151	129,281

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
7

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

	Segregated Sub-Accounts*
	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II	Delaware Ivy VIP Intl Core Equity Cl II
Investment income (loss) – net
Investment income distributions from underlying mutual fund	$2,054	747	1,446	91	253	7
Fees waived (note 3)	—	—	—	—	—	—
Investment income (loss) – net	2,054	747	1,446	91	253	7
Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	20,760	2,144	8,813	636	—	—
Realized gains (losses) on sales of investments
Proceeds from sales	641,860	71,229	167,081	21,909	7,582	4,191
Cost of investments sold	(486,214)	(44,767)	(143,943)	(18,161)	(7,321)	(4,108)
Realized gains (losses) on sales of investments	155,646	26,462	23,138	3,748	261	83
Net realized gains (losses) on investments	176,406	28,606	31,951	4,384	261	83
Net change in unrealized appreciation (depreciation) of investments	(114,452)	(26,140)	(12,830)	(820)	(246)	(37)
Realized and unrealized gains (losses) on investments – net	61,954	2,466	19,121	3,564	15	46
Net increase (decrease) in net assets resulting from operations	$64,008	3,213	20,567	3,655	268	53

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
8

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

	Segregated Sub-Accounts*
	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS
Investment income (loss) – net
Investment income distributions from underlying mutual fund	$1,129	—	8	8,673	6,548	—
Fees waived (note 3)	—	—	—	—	—	—
Investment income (loss) – net	1,129	—	8	8,673	6,548	—
Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	13,819	—	—	50,540	—	195,146
Realized gains (losses) on sales of investments
Proceeds from sales	125,814	13,917	1,972	519,999	153,698	223,807
Cost of investments sold	(78,782)	(11,929)	(1,840)	(429,219)	(150,510)	(154,268)
Realized gains (losses) on sales of investments	47,032	1,988	132	90,780	3,188	69,539
Net realized gains (losses) on investments	60,851	1,988	132	141,320	3,188	264,685
Net change in unrealized appreciation (depreciation) of investments	(57,732)	(838)	(1)	(57,056)	(4,668)	44,531
Realized and unrealized gains (losses) on investments – net	3,119	1,150	131	84,264	(1,480)	309,216
Net increase (decrease) in net assets resulting from operations	$4,248	1,150	139	92,937	5,068	309,216

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
9

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

	Segregated Sub-Accounts*
	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth
Investment income (loss) – net
Investment income distributions from underlying mutual fund	$111	32	4,002	3	—	—
Fees waived (note 3)	—	—	—	—	—	—
Investment income (loss) – net	111	32	4,002	3	—	—
Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	79	9,738	6	—	—
Realized gains (losses) on sales of investments
Proceeds from sales	31,638	3,250	295,024	3,386	13,703	285,557
Cost of investments sold	(25,136)	(2,965)	(253,029)	(3,377)	(12,420)	(95,085)
Realized gains (losses) on sales of investments	6,502	285	41,995	9	1,283	190,472
Net realized gains (losses) on investments	6,502	364	51,733	15	1,283	190,472
Net change in unrealized appreciation (depreciation) of investments	(4,414)	(193)	(19,744)	(4)	(1,397)	49,962
Realized and unrealized gains (losses) on investments – net	2,088	171	31,989	11	(114)	240,434
Net increase (decrease) in net assets resulting from operations	$2,199	203	35,991	14	(114)	240,434

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
10

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

	Segregated Sub-Accounts*
	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2	SFT Real Estate Cl 2
Investment income (loss) – net
Investment income distributions from underlying mutual fund	$—	—	—	—	—	—
Fees waived (note 3)	—	—	—	—	—	—
Investment income (loss) – net	—	—	—	—	—	—
Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	—	—	—
Realized gains (losses) on sales of investments
Proceeds from sales	27,215	254,913	19,111	859,273	20,804	74,634
Cost of investments sold	(18,192)	(254,913)	(7,064)	(390,825)	(22,179)	(51,528)
Realized gains (losses) on sales of investments	9,023	—	12,047	468,448	(1,375)	23,106
Net realized gains (losses) on investments	9,023	—	12,047	468,448	(1,375)	23,106
Net change in unrealized appreciation (depreciation) of investments	(8,150)	—	80,813	(241,175)	511	2,057
Realized and unrealized gains (losses) on investments – net	873	—	92,860	227,273	(864)	25,163
Net increase (decrease) in net assets resulting from operations	$873	—	92,860	227,273	(864)	25,163

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
11

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

	Segregated Sub-Accounts*
	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Investment income (loss) – net
Investment income distributions from underlying mutual fund	$—	4,539	2,733
Fees waived (note 3)	420	—	—
Investment income (loss) – net	420	4,539	2,733
Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	6,242	1,096
Realized gains (losses) on sales of investments
Proceeds from sales	57,004	485,348	153,621
Cost of investments sold	(25,673)	(414,433)	(149,990)
Realized gains (losses) on sales of investments	31,331	70,915	3,631
Net realized gains (losses) on investments	31,331	77,157	4,727
Net change in unrealized appreciation (depreciation) of investments	9,470	20,962	(9,898)
Realized and unrealized gains (losses) on investments – net	40,801	98,119	(5,171)
Net increase (decrease) in net assets resulting from operations	$41,221	102,658	(2,438)

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
12

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Segregated Sub-Accounts*
	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II	Delaware Ivy VIP Intl Core Equity Cl II
Year ended December 31, 2020
Operations
Investment income (loss) – net	$1,920	122	1,692	73	156	12
Net realized gains (losses) on investments	12,675	864	5,023	1,033	(221)	27
Net change in unrealized appreciation (depreciation) of investments	76,494	11,155	10,442	1,131	311	33
Net increase (decrease) in net assets resulting from operations	91,089	12,141	17,157	2,237	246	72
Policy transactions (notes 3 and 6)
Policy purchase payments	35,951	3,610	14,693	6,110	3,727	3,683
Policy terminations, withdrawal payments and charges	(15,849)	(1,322)	(25,870)	(9,083)	(2,123)	(3,263)
Increase (decrease) in net assets from policy transactions	20,102	2,288	(11,177)	(2,973)	1,604	420
Increase (decrease) in net assets	111,191	14,429	5,980	(736)	1,850	492
Net assets at the beginning of year	280,673	48,419	133,905	14,415	1,833	400
Net assets at the end of year	$391,864	62,848	139,885	13,679	3,683	892
Year ended December 31, 2021
Operations
Investment income (loss) – net	$2,054	747	1,446	91	253	7
Net realized gains (losses) on investments	176,406	28,606	31,951	4,384	261	83
Net change in unrealized appreciation (depreciation) of investments	(114,452)	(26,140)	(12,830)	(820)	(246)	(37)
Net increase (decrease) in net assets resulting from operations	64,008	3,213	20,567	3,655	268	53
Policy transactions (notes 3 and 6)
Policy purchase payments	478,921	73,323	163,280	20,106	9,216	3,753
Policy terminations, withdrawal payments and charges	(641,860)	(71,229)	(167,081)	(21,909)	(7,582)	(4,191)
Increase (decrease) in net assets from policy transactions	(162,939)	2,094	(3,801)	(1,803)	1,634	(438)
Increase (decrease) in net assets	(98,931)	5,307	16,766	1,852	1,902	(385)
Net assets at the beginning of year	391,864	62,848	139,885	13,679	3,683	892
Net assets at the end of year	$292,933	68,155	156,651	15,531	5,585	507

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
13

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Segregated Sub-Accounts*
	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS
Year ended December 31, 2020
Operations
Investment income (loss) – net	$—	—	10	6,230	6,145	1,874
Net realized gains (losses) on investments	421	(635)	(68)	24,908	(844)	92,015
Net change in unrealized appreciation (depreciation) of investments	30,321	789	(40)	(5,657)	(947)	300,908
Net increase (decrease) in net assets resulting from operations	30,742	154	(98)	25,481	4,354	394,797
Policy transactions (notes 3 and 6)
Policy purchase payments	2,854	7,256	1,755	64,958	25,996	25,967
Policy terminations, withdrawal payments and charges	(1,463)	(8,216)	(2,212)	(85,572)	(29,179)	(33,102)
Increase (decrease) in net assets from policy transactions	1,391	(960)	(457)	(20,614)	(3,183)	(7,135)
Increase (decrease) in net assets	32,133	(806)	(555)	4,867	1,171	387,662
Net assets at the beginning of year	80,363	6,961	1,107	387,902	126,542	1,015,174
Net assets at the end of year	$112,496	6,155	552	392,769	127,713	1,402,836
Year ended December 31, 2021
Operations
Investment income (loss) – net	$1,129	—	8	8,673	6,548	—
Net realized gains (losses) on investments	60,851	1,988	132	141,320	3,188	264,685
Net change in unrealized appreciation (depreciation) of investments	(57,732)	(838)	(1)	(57,056)	(4,668)	44,531
Net increase (decrease) in net assets resulting from operations	4,248	1,150	139	92,937	5,068	309,216
Policy transactions (notes 3 and 6)
Policy purchase payments	126,691	10,747	2,022	523,419	144,084	185,209
Policy terminations, withdrawal payments and charges	(125,814)	(13,917)	(1,972)	(519,999)	(153,698)	(223,807)
Increase (decrease) in net assets from policy transactions	877	(3,170)	50	3,420	(9,614)	(38,598)
Increase (decrease) in net assets	5,125	(2,020)	189	96,357	(4,546)	270,618
Net assets at the beginning of year	112,496	6,155	552	392,769	127,713	1,402,836
Net assets at the end of year	$117,621	4,135	741	489,126	123,167	1,673,454

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
14

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Segregated Sub-Accounts*
	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth
Year ended December 31, 2020
Operations
Investment income (loss) – net	$212	43	5,069	7	—	—
Net realized gains (losses) on investments	208	—	5,983	(4)	1,362	8,679
Net change in unrealized appreciation (depreciation) of investments	2,629	132	12,318	1	432	183,697
Net increase (decrease) in net assets resulting from operations	3,049	175	23,370	4	1,794	192,376
Policy transactions (notes 3 and 6)
Policy purchase payments	9,906	464	19,083	3,123	11,163	9,163
Policy terminations, withdrawal payments and charges	(9,663)	(426)	(15,984)	(2,999)	(11,741)	(14,991)
Increase (decrease) in net assets from policy transactions	243	38	3,099	124	(578)	(5,828)
Increase (decrease) in net assets	3,292	213	26,469	128	1,216	186,548
Net assets at the beginning of year	18,507	1,853	224,909	470	24,565	630,341
Net assets at the end of year	$21,799	2,066	251,378	598	25,781	816,889
Year ended December 31, 2021
Operations
Investment income (loss) – net	$111	32	4,002	3	—	—
Net realized gains (losses) on investments	6,502	364	51,733	15	1,283	190,472
Net change in unrealized appreciation (depreciation) of investments	(4,414)	(193)	(19,744)	(4)	(1,397)	49,962
Net increase (decrease) in net assets resulting from operations	2,199	203	35,991	14	(114)	240,434
Policy transactions (notes 3 and 6)
Policy purchase payments	18,377	3,168	298,301	3,353	12,459	279,466
Policy terminations, withdrawal payments and charges	(31,638)	(3,250)	(295,024)	(3,386)	(13,703)	(285,557)
Increase (decrease) in net assets from policy transactions	(13,261)	(82)	3,277	(33)	(1,244)	(6,091)
Increase (decrease) in net assets	(11,062)	121	39,268	(19)	(1,358)	234,343
Net assets at the beginning of year	21,799	2,066	251,378	598	25,781	816,889
Net assets at the end of year	$10,737	2,187	290,646	579	24,423	1,051,232

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
15

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Segregated Sub-Accounts*
	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2	SFT Real Estate Cl 2
Year ended December 31, 2020
Operations
Investment income (loss) – net	$—	148	—	—	—	—
Net realized gains (losses) on investments	648	—	5,602	18,466	(214)	308
Net change in unrealized appreciation (depreciation) of investments	5,157	—	38,668	111,830	(1,006)	(1,784)
Net increase (decrease) in net assets resulting from operations	5,805	148	44,270	130,296	(1,220)	(1,476)
Policy transactions (notes 3 and 6)
Policy purchase payments	3,897	218,758	7,713	38,502	9,813	4,300
Policy terminations, withdrawal payments and charges	(3,088)	(226,283)	(10,530)	(46,353)	(6,158)	(2,874)
Increase (decrease) in net assets from policy transactions	809	(7,525)	(2,817)	(7,851)	3,655	1,426
Increase (decrease) in net assets	6,614	(7,377)	41,453	122,445	2,435	(50)
Net assets at the beginning of year	15,237	98,294	350,371	734,982	19,685	58,466
Net assets at the end of year	$21,851	90,917	391,824	857,427	22,120	58,416
Year ended December 31, 2021
Operations
Investment income (loss) – net	$—	—	—	—	—	—
Net realized gains (losses) on investments	9,023	—	12,047	468,448	(1,375)	23,106
Net change in unrealized appreciation (depreciation) of investments	(8,150)	—	80,813	(241,175)	511	2,057
Net increase (decrease) in net assets resulting from operations	873	—	92,860	227,273	(864)	25,163
Policy transactions (notes 3 and 6)
Policy purchase payments	28,422	250,962	6,403	858,105	15,903	75,942
Policy terminations, withdrawal payments and charges	(27,215)	(254,913)	(19,111)	(859,273)	(20,804)	(74,634)
Increase (decrease) in net assets from policy transactions	1,207	(3,951)	(12,708)	(1,168)	(4,901)	1,308
Increase (decrease) in net assets	2,080	(3,951)	80,152	226,105	(5,765)	26,471
Net assets at the beginning of year	21,851	90,917	391,824	857,427	22,120	58,416
Net assets at the end of year	$23,931	86,966	471,976	1,083,532	16,355	84,887

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
16

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Segregated Sub-Accounts*
	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Year ended December 31, 2020
Operations
Investment income (loss) – net	$346	7,834	3,153
Net realized gains (losses) on investments	7,651	44,517	870
Net change in unrealized appreciation (depreciation) of investments	21,077	(14,083)	5,357
Net increase (decrease) in net assets resulting from operations	29,074	38,268	9,380
Policy transactions (notes 3 and 6)
Policy purchase payments	10,120	27,994	17,830
Policy terminations, withdrawal payments and charges	(18,147)	(22,120)	(15,466)
Increase (decrease) in net assets from policy transactions	(8,027)	5,874	2,364
Increase (decrease) in net assets	21,047	44,142	11,744
Net assets at the beginning of year	165,824	314,315	123,295
Net assets at the end of year	$186,871	358,457	135,039
Year ended December 31, 2021
Operations
Investment income (loss) – net	$420	4,539	2,733
Net realized gains (losses) on investments	31,331	77,157	4,727
Net change in unrealized appreciation (depreciation) of investments	9,470	20,962	(9,898)
Net increase (decrease) in net assets resulting from operations	41,221	102,658	(2,438)
Policy transactions (notes 3 and 6)
Policy purchase payments	30,472	469,200	149,955
Policy terminations, withdrawal payments and charges	(57,043)	(485,348)	(153,621)
Increase (decrease) in net assets from policy transactions	(26,571)	(16,148)	(3,666)
Increase (decrease) in net assets	14,650	86,510	(6,104)
Net assets at the beginning of year	186,871	358,457	135,039
Net assets at the end of year	$201,521	444,967	128,935

*See note 1 for the full name of each segregated sub-account.

(Continued)

See accompanying notes to financial statements.
17

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

(1)  Organization and Basis of Presentation

The Securian Life Variable Universal Life Account (the Account) was established on December 1, 2004 as a segregated asset account of Securian Life Insurance Company (Securian Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on January 25, 2007. The Account currently offers one type of policy consisting of twenty-seven segregated sub-accounts to which policy owners may allocate their purchase payments. The Account currently does not charge a mortality and expense risk charge.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Securian Life. Variable universal life policy owners allocate their purchase payments to one or more of the twenty-seven segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Sub-accounts):

•  American Funds IS® Global Growth Fund – Class 1 Shares (Amer Funds IS Global Growth Cl 1)

•  American Funds IS® New World Fund® – Class 1 Shares (Amer Funds IS New World Cl 1)

•  Delaware Ivy VIP Balanced – Class II Shares (Delaware Ivy VIP Balanced Cl II)

•  Delaware Ivy VIP Core Equity – Class II Shares (Delaware Ivy VIP Core Equity Cl II)

•  Delaware Ivy VIP High Income – Class II Shares (Delaware Ivy VIP High Income Cl II)

•  Delaware Ivy VIP International Core Equity – Class II Shares (Delaware Ivy VIP Intl Core Equity Cl II)

•  Delaware Ivy VIP Small Cap Growth – Class II Shares (Delaware Ivy VIP Small Cap Growth Cl II)

•  Delaware Ivy VIP Smid Cap Core – Class II Shares (Delaware Ivy VIP Smid Cap Core Cl II)

•  Delaware Ivy VIP Value – Class II Shares (Delaware Ivy VIP Value Cl II)

•  Fidelity® VIP Equity-Income Portfolio – Initial Class (Fidelity VIP Equity-Income IC)

•  Fidelity® VIP High Income Portfolio – Initial Class (Fidelity VIP High lnc IC)

•  Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares (Janus Henderson Forty SS)

•  Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares (Janus Henderson Overseas SS)

•  Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares (Morningstar Balanced ETF Cl I)

•  Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares (Morningstar Growth ETF Cl I)

•  Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares (Morningstar Inc & Gro Asset All Cl I)

•  Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares (SFT Core Bond Cl 2)

•  Securian Funds Trust – SFT Delaware IvySM Growth Fund (SFT Delaware Ivy Growth)

•  Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund (SFT Delaware Ivy Small Cap Growth)

•  Securian Funds Trust – SFT Government Money Market Fund (SFT Govt Money Market)

•  Securian Funds Trust – SFT Index 400 Mid-Cap Fund – Class 2 Shares (SFT Index 400 MC Cl 2)

•  Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares (SFT Index 500 Cl 2)

•  Securian Funds Trust – SFT International Bond Fund – Class 2 Shares (SFT Intl Bond Cl 2)

•  Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares (SFT Real Estate Cl 2)

•  Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares (SFT Wellington Core Equity Cl 1)

•  Vanguard® Variable Insurance Fund Diversified Value Portfolio (Vanguard VIF Diversified Value)

•  Vanguard® Variable Insurance Fund Total Bond Market Portfolio (Vanguard VIF Total Bond Market)

The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the series funds within Securian Funds Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Securian Funds Trust – SFT International Bond Fund – Class 2 Shares, which is non-diversified), open-end management investment company. Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management (Securian AM) acts as the investment advisor for the Securian Funds Trust. Both Securian and Securian AM are affiliate companies of Securian Life.

(Continued)

18

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

The following sub-accounts had a name change during 2021:

Former Name	Current Name	Effective Date
Ivy VIP – Balanced Class II	Delaware Ivy VIP Balanced – Class II Shares	July 1, 2021
Ivy VIP – Core Equity Class II	Delaware Ivy VIP Core Equity – Class II Shares	July 1, 2021
Ivy VIP – High Income Class II	Delaware Ivy VIP High Income – Class II Shares	July 1, 2021
Ivy VIP – International Core Equity Class II	Delaware Ivy VIP International Core Equity – Class II Shares	July 1, 2021
Ivy VIP – Small Cap Core Class II Shares	Delaware Ivy VIP Small Cap Core – Class II Shares	July 1, 2021
Ivy VIP – Small Cap Growth Class II	Delaware Ivy VIP Small Cap Growth – Class II Shares	July 1, 2021
Ivy VIP – Value Class II	Delaware Ivy VIP Value – Class II Shares	July 1, 2021
Securian Funds Trust – SFT IvySM Growth Fund	Securian Funds Trust – SFT Delaware IvySM Growth Fund	August 1, 2021
Securian Funds Trust – SFT IvySM Small Cap Growth Fund	Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund	August 1, 2021
Delaware Ivy VIP Small Cap Core – Class II Shares	Delaware Ivy VIP Smid Cap Core – Class II Shares	November 15, 2021

(2)  Summary of Significant Accounting Policies

The Account and Sub-accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The significant accounting policies followed consistently by the Account are as follows:

(a)  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(b)  Investments in Underlying Funds

Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

Realized gains (losses) on investments include realized gain distributions received from the respective underlying funds. Realized gain distributions are reinvested in the respective underlying funds.

(Continued)

19

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the Sub-accounts on the ex-dividend date. The underlying funds may utilize consent dividends to effectively distribute income for income tax purposes. The Sub-account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

(c)  Federal Income Taxes

The Account is treated as part of Securian Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-account from the underlying funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)  Expenses and Related Party Transactions

There is no mortality and expense charge on the Account.

Policy purchase payments are reflected net of the following charges paid to Securian Life:

A sales load of up to 5.00% is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2021 and 2020 amounted to $25,090 and $22,347, respectively.

A premium tax charge in the amount of 0.00% to 4.00% is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2021 and 2020 amounted to $75,862 and $71,341, respectively.

A federal tax charge of up to 0.35% for group-sponsored policies and up to 1.25% for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Securian Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2021 and 2021 amounted to $9,495 and $8,929, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Securian Life. The amount of the partial surrender charge is the lesser of $25 or 2.00% of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

(Continued)

20

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

The total cash value charges for the years ended December 31, 2021 and 2020 for each applicable segregated sub-account are as follows:

Sub-Account	2021	2020
Amer Funds IS Global Growth Cl 1	$16,513	$15,948
Amer Funds IS New World Cl 1	1,058	1,322
Delaware Ivy VIP Balanced Cl II	21,559	15,742
Delaware Ivy VIP Core Equity Cl II	9,924	9,276
Delaware Ivy VIP High Income Cl II	3,155	2,061
Delaware Ivy VIP Intl Core Equity Cl II	4,101	3,531
Delaware Ivy VIP Small Cap Growth Cl II	1,527	1,440
Delaware Ivy VIP Smid Cap Core Cl II	9,522	8,204
Delaware Ivy VIP Value Cl II	2,123	2,004
Fidelity VIP Equity-Income IC	70,294	58,787
Fidelity VIP High lnc IC	20,339	29,165
Janus Henderson Forty SS	41,013	33,442
Janus Henderson Overseas SS	8,251	10,079
Morningstar Balanced ETF Cl I	849	440
Morningstar Growth ETF Cl I	17,849	15,988
Morningstar Inc & Gro Asset All Cl I	3,135	2,999
SFT Core Bond Cl 2	12,545	11,848
SFT Delaware Ivy Growth	20,030	15,000
SFT Delaware Ivy Small Cap Growth	3,355	3,280
SFT Govt Money Market	240,155	230,286
SFT Index 400 MC Cl 2	14,724	10,557
SFT Index 500 Cl 2	48,919	42,212
SFT Intl Bond Cl 2	7,239	6,277
SFT Real Estate Cl 2	2,619	2,638
SFT Wellington Core Equity Cl 1	18,733	18,384
Vanguard VIF Diversified Value	27,992	22,895
Vanguard VIF Total Bond Market	19,614	15,496

To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Securian AM. The advisory fee agreement with Securian Funds Trust provides for payments ranging from 0.15% to 0.85% of average daily net assets of each underlying fund. In addition, Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the underlying funds of Securian Funds Trust. Under the plan, Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets of each underlying fund to Securian. Each of Securian Funds Trust's funds pays an annual fee ranging from 0.01% to 0.05% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life. To the extent the Account invests in nonaffiliated funds, the Account will also indirectly incur fees.

On May 1, 2014, Securian Life undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Securian Life agreed to make a reduction in sub-account expenses to those policies with assets allocated to specified funds on May 1, 2014, as follows:

•  Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares – to the extent the fund's annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), Securian Life will make a corresponding reduction in sub-account expenses, for the life of each policy outstanding on May 1, 2014, to those policy owners whose sub-account invests in the fund.

(Continued)

21

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

This fee waiver is reported on the Statements of Operations as "Fees Waived" of the respective Sub-account.

(4)  Fair Value Measurement

In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account's financial assets has been determined using available market information as of December 31, 2021. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities and Policy Owners' Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 – Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

As of December 31, 2021, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of ASC 820 differs from the characterization of an investment in the fund.

(Continued)

22

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

(5)  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2021 were as follows:

Sub-Account	Purchases	Sales
Amer Funds IS Global Growth Cl 1	$501,735	$641,860
Amer Funds IS New World Cl 1	76,214	71,229
Delaware Ivy VIP Balanced Cl II	173,539	167,081
Delaware Ivy VIP Core Equity Cl II	20,833	21,909
Delaware Ivy VIP High Income Cl II	9,470	7,582
Delaware Ivy VIP Intl Core Equity Cl II	3,760	4,191
Delaware Ivy VIP Small Cap Growth Cl II	141,639	125,814
Delaware Ivy VIP Smid Cap Core Cl II	10,747	13,917
Delaware Ivy VIP Value Cl II	2,030	1,972
Fidelity VIP Equity-Income IC	582,632	519,999
Fidelity VIP High lnc IC	150,632	153,698
Janus Henderson Forty SS	380,354	223,807
Janus Henderson Overseas SS	18,488	31,638
Morningstar Balanced ETF Cl I	3,278	3,250
Morningstar Growth ETF Cl I	312,042	295,024
Morningstar Inc & Gro Asset All Cl I	3,361	3,386
SFT Core Bond Cl 2	12,458	13,703
SFT Delaware Ivy Growth	279,467	285,557
SFT Delaware Ivy Small Cap Growth	28,422	27,215
SFT Govt Money Market	250,961	254,913
SFT Index 400 MC Cl 2	6,403	19,111
SFT Index 500 Cl 2	858,105	859,273
SFT Intl Bond Cl 2	15,903	20,804
SFT Real Estate Cl 2	75,943	74,634
SFT Wellington Core Equity Cl 1	30,852	57,004
Vanguard VIF Diversified Value	479,980	485,348
Vanguard VIF Total Bond Market	153,784	153,621

(Continued)

23

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

(6)  Unit Activity from Policy Transactions

Transactions in units for each segregated sub-account for the years ended December 31, 2021 and 2020 were as follows:

	Segregated Sub-Accounts
	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II	Delaware Ivy VIP Intl Core Equity Cl II
Units outstanding at December 31, 2019	152,860	35,049	55,064	4,721	1,361	271
Policy purchase payments	18,484	2,654	6,020	1,913	2,863	2,767
Policy terminations, withdrawal payments and charges	(8,159)	(983)	(10,676)	(2,947)	(1,646)	(2,474)
Units outstanding at December 31, 2020	163,185	36,720	50,408	3,687	2,578	564
Policy purchase payments	177,461	38,935	52,852	4,717	6,176	2,131
Policy terminations, withdrawal payments and charges	(236,137)	(37,788)	(54,582)	(5,157)	(5,068)	(2,415)
Units outstanding at December 31, 2021	104,509	37,867	48,678	3,247	3,686	280
	Segregated Sub-Accounts
	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS
Units outstanding at December 31, 2019	30,717	2,607	469	180,397	60,476	258,117
Policy purchase payments	1,072	3,093	857	33,088	13,457	6,032
Policy terminations, withdrawal payments and charges	(554)	(3,546)	(1,097)	(42,285)	(14,529)	(7,605)
Units outstanding at December 31, 2020	31,235	2,154	229	171,200	59,404	256,544
Policy purchase payments	31,871	3,221	710	194,518	65,062	29,240
Policy terminations, withdrawal payments and charges	(31,701)	(4,177)	(705)	(195,012)	(69,597)	(36,166)
Units outstanding at December 31, 2021	31,405	1,198	234	170,706	54,869	249,618
	Segregated Sub-Accounts
	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth
Units outstanding at December 31, 2019	14,641	1,362	156,484	368	15,140	163,763
Policy purchase payments	8,562	347	13,958	2,435	6,757	2,205
Policy terminations, withdrawal payments and charges	(8,339)	(321)	(11,817)	(2,373)	(7,031)	(3,583)
Units outstanding at December 31, 2020	14,864	1,388	158,625	430	14,866	162,385
Policy purchase payments	11,273	1,950	167,971	2,312	7,244	47,411
Policy terminations, withdrawal payments and charges	(19,675)	(2,015)	(167,241)	(2,352)	(7,951)	(49,403)
Units outstanding at December 31, 2021	6,462	1,323	159,355	390	14,159	160,393

(Continued)

24

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

	Segregated Sub-Accounts
	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2	SFT Real Estate Cl 2
Units outstanding at December 31, 2019	5,284	89,530	121,940	261,570	10,434	32,504
Policy purchase payments	1,347	198,827	2,748	13,864	5,534	2,716
Policy terminations, withdrawal payments and charges	(1,070)	(205,716)	(4,071)	(16,636)	(3,447)	(1,798)
Units outstanding at December 31, 2020	5,561	82,641	120,617	258,798	12,521	33,422
Policy purchase payments	6,543	228,074	1,693	222,494	9,268	35,050
Policy terminations, withdrawal payments and charges	(6,280)	(231,665)	(5,132)	(225,844)	(12,144)	(34,756)
Units outstanding at December 31, 2021	5,824	79,050	117,178	255,448	9,645	33,716

	Segregated Sub-Accounts
	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Units outstanding at December 31, 2019	54,046	207,643	103,415
Policy purchase payments	3,371	20,149	14,191
Policy terminations, withdrawal payments and charges	(6,023)	(15,942)	(12,323)
Units outstanding at December 31, 2020	51,394	211,850	105,283
Policy purchase payments	7,367	228,041	118,708
Policy terminations, withdrawal payments and charges	(14,229)	(238,322)	(121,711)
Units outstanding at December 31, 2021	44,532	201,569	102,280

(Continued)

25

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

(7)  Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2021, 2020, 2019, 2018, and 2017 is as follows:

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Amer Funds IS Global Growth Cl 1
2021	104,509	$2.80	$292,933	0.53%	0.00%	16.72%
2020	163,185	2.40	391,864	0.62%	0.00%	30.78%
2019	152,860	1.84	280,673	1.37%	0.00%	35.61%
2018	153,427	1.35	207,733	0.96%	0.00%	(8.81)%
2017	143,613	1.48	213,237	0.94%	0.00%	31.80%
Amer Funds IS New World Cl 1
2021	37,867	1.80	68,155	1.12%	0.00%	5.16%
2020	36,720	1.71	62,848	0.25%	0.00%	23.89%
2019	35,049	1.38	48,419	1.24%	0.00%	29.47%
2018	33,624	1.07	35,878	1.13%	0.00%	(13.83)%
2017	31,934	1.24	39,543	1.13%	0.00%	29.73%
Delaware Ivy VIP Balanced Cl II
2021	48,678	3.22	156,651	0.99%	0.00%	15.97%
2020	50,408	2.78	139,885	1.39%	0.00%	14.11%
2019	55,064	2.43	133,905	1.64%	0.00%	22.09%
2018	71,640	1.99	142,692	1.52%	0.00%	(3.24)%
2017	76,169	2.06	156,792	1.58%	0.00%	11.37%
Delaware Ivy VIP Core Equity Cl II
2021	3,247	4.78	15,531	0.59%	0.00%	28.94%
2020	3,687	3.71	13,679	0.57%	0.00%	21.52%
2019	4,721	3.05	14,415	0.49%	0.00%	31.09%
2018	10,178	2.33	23,705	0.46%	0.00%	(4.51)%
2017	10,199	2.44	24,875	0.43%	0.00%	20.75%
Delaware Ivy VIP High Income Cl II
2021	3,686	1.52	5,585	5.44%	0.00%	6.06%
2020	2,578	1.43	3,683	6.61%	0.00%	6.03%
2019	1,361	1.35	1,833	6.37%	0.00%	11.19%
2018	1,334	1.21	1,617	6.07%	0.00%	(2.11)%
2017	1,171	1.24	1,449	5.93%	0.00%	6.68%
Delaware Ivy VIP Intl Core Equity Cl II
2021	280	1.80	507	1.03%	0.00%	14.18%
2020	564	1.58	892	1.86%	0.00%	7.19%
2019	271	1.47	400	0.21%	0.00%	18.69%
2018	14,579	1.24	18,108	1.55%	0.00%	(17.81)%
2017	14,411	1.51	21,779	1.35%	0.00%	23.15%
Delaware Ivy VIP Small Cap Growth Cl II
2021	31,405	3.75	117,621	0.94%	0.00%	3.99%
2020	31,235	3.60	112,496	0.00%	0.00%	37.66%
2019	30,717	2.62	80,363	0.00%	0.00%	23.37%
2018 (a)	30,269	2.12	64,190	0.00%	0.00%	4.81%
2017	29,709	2.02	60,111	0.00%	0.00%	8.83%
Delaware Ivy VIP Smid Cap Core Cl II
2021	1,198	3.45	4,135	0.00%	0.00%	20.78%
2020	2,154	2.86	6,155	0.00%	0.00%	7.02%
2019	2,607	2.67	6,961	0.00%	0.00%	24.33%
2018	1,833	2.15	3,936	0.11%	0.00%	(10.49)%
2017	1,823	2.40	4,374	0.00%	0.00%	13.73%

(Continued)

26

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Delaware Ivy VIP Value Cl II
2021	234	$3.16	$741	1.49%	0.00%	31.18%
2020	229	2.41	552	1.97%	0.00%	1.98%
2019	469	2.36	1,107	0.84%	0.00%	26.33%
2018	649	1.87	1,214	1.86%	0.00%	(7.24)%
2017	663	2.01	1,335	1.56%	0.00%	12.49%
Fidelity VIP Equity-Income IC
2021	170,706	2.87	489,126	1.95%	0.00%	24.89%
2020	171,200	2.29	392,769	1.86%	0.00%	6.69%
2019	180,397	2.15	387,902	2.00%	0.00%	27.44%
2018	218,938	1.69	369,399	2.30%	0.00%	(8.29)%
2017	217,793	1.84	400,692	1.68%	0.00%	12.89%
Fidelity VIP High lnc IC
2021	54,869	2.24	123,167	5.33%	0.00%	4.41%
2020	59,404	2.15	127,713	5.13%	0.00%	2.75%
2019	60,476	2.09	126,542	5.12%	0.00%	15.10%
2018	60,939	1.82	110,779	5.56%	0.00%	(3.29)%
2017	60,373	1.88	113,477	4.63%	0.00%	6.93%
Janus Henderson Forty SS
2021	249,618	6.70	1,673,454	0.00%	0.00%	22.60%
2020	256,544	5.47	1,402,836	0.16%	0.00%	39.03%
2019	258,117	3.93	1,015,174	0.02%	0.00%	36.85%
2018	289,162	2.87	831,026	0.00%	0.00%	1.72%
2017	287,906	2.83	813,433	0.00%	0.00%	29.99%
Janus Henderson Overseas SS
2021	6,462	1.66	10,737	0.82%	0.00%	13.29%
2020	14,864	1.47	21,799	1.23%	0.00%	16.02%
2019	14,641	1.26	18,507	1.56%	0.00%	26.71%
2018	25,484	1.00	25,421	1.66%	0.00%	(15.14)%
2017	25,950	1.18	30,503	1.99%	0.00%	30.80%
Morningstar Balanced ETF Cl I
2021	1,323	1.65	2,187	1.54%	0.00%	11.00%
2020	1,388	1.49	2,066	2.39%	0.00%	9.41%
2019	1,362	1.36	1,853	2.36%	0.00%	16.57%
2018	1,384	1.17	1,616	2.18%	0.00%	(6.02)%
2017	1,394	1.24	1,732	0.45%	0.00%	13.65%
Morningstar Growth ETF Cl I
2021	159,355	1.82	290,646	1.46%	0.00%	15.09%
2020	158,625	1.58	251,378	2.35%	0.00%	10.26%
2019	156,484	1.44	224,909	2.03%	0.00%	20.14%
2018	167,760	1.20	200,700	1.38%	0.00%	(7.85)%
2017	415,920	1.30	539,978	1.59%	0.00%	17.68%
Morningstar Inc & Gro Asset All Cl I
2021	390	1.48	579	0.90%	0.00%	6.66%
2020	430	1.39	598	1.46%	0.00%	8.73%
2019	368	1.28	470	2.51%	0.00%	13.19%
2018	369	1.13	417	1.76%	0.00%	(3.99)%
2017	906	1.18	1,066	0.56%	0.00%	10.12%
SFT Core Bond Cl 2
2021	14,159	1.72	24,423	0.00%	0.00%	(0.54)%
2020	14,866	1.73	25,781	0.00%	0.00%	6.88%
2019	15,140	1.62	24,565	0.00%	0.00%	8.90%
2018	17,121	1.49	25,508	0.00%	0.00%	(0.84)%
2017	18,035	1.50	27,097	0.00%	0.00%	4.69%

(Continued)

27

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
SFT Delaware Ivy Growth
2021	160,393	$6.55	$1,051,232	0.00%	0.00%	30.29%
2020	162,385	5.03	816,889	0.00%	0.00%	30.69%
2019	163,763	3.85	630,341	0.00%	0.00%	36.49%
2018	177,915	2.82	501,743	0.00%	0.00%	2.21%
2017	180,169	2.76	497,122	0.00%	0.00%	29.22%
SFT Delaware Ivy Small Cap Growth
2021	5,824	4.11	23,931	0.00%	0.00%	4.58%
2020	5,561	3.93	21,851	0.00%	0.00%	36.26%
2019	5,284	2.88	15,237	0.00%	0.00%	23.66%
2018	6,997	2.33	16,318	0.00%	0.00%	(3.93)%
2017	6,590	2.43	15,996	0.00%	0.00%	25.30%
SFT Govt Money Market
2021	79,050	1.10	86,966	0.00%	0.00%	0.00%
2020	82,641	1.10	90,917	0.21%	0.00%	0.21%
2019	89,530	1.10	98,294	1.49%	0.00%	1.50%
2018	69,673	1.08	75,356	1.14%	0.00%	1.18%
2017	78,793	1.07	84,227	0.11%	0.00%	0.13%
SFT Index 400 MC Cl 2
2021	117,178	4.03	471,976	0.00%	0.00%	23.99%
2020	120,617	3.25	391,824	0.00%	0.00%	13.06%
2019	121,940	2.87	350,371	0.00%	0.00%	25.51%
2018	133,152	2.29	304,828	0.00%	0.00%	(11.58)%
2017	138,232	2.59	357,896	0.00%	0.00%	15.61%
SFT Index 500 Cl 2
2021	255,448	4.24	1,083,532	0.00%	0.00%	28.03%
2020	258,798	3.31	857,427	0.00%	0.00%	17.91%
2019	261,570	2.81	734,982	0.00%	0.00%	30.88%
2018	286,242	2.15	614,552	0.00%	0.00%	(4.80)%
2017	302,036	2.26	681,158	0.00%	0.00%	21.23%
SFT Intl Bond Cl 2
2021	9,645	1.70	16,355	0.00%	0.00%	(4.02)%
2020	12,521	1.77	22,120	0.00%	0.00%	(6.36)%
2019	10,434	1.89	19,685	0.00%	0.00%	1.68%
2018	11,271	1.86	20,913	0.00%	0.00%	1.21%
2017	14,929	1.83	27,369	0.00%	0.00%	1.12%
SFT Real Estate Cl 2
2021	33,716	2.52	84,887	0.00%	0.00%	44.05%
2020	33,422	1.75	58,416	0.00%	0.00%	(2.83)%
2019	32,504	1.80	58,466	0.00%	0.00%	24.56%
2018	42,680	1.44	61,633	0.00%	0.00%	(5.40)%
2017	57,284	1.53	87,446	0.00%	0.00%	5.37%
SFT Wellington Core Equity Cl 1
2021 (b)	44,532	4.53	201,521	0.00%	(0.22)%	24.46%
2020 (c)	51,394	3.64	186,871	0.00%	(0.22)%	18.51%
2019 (d)	54,046	3.07	165,824	0.00%	(0.20)%	34.34%
2018 (e)	54,318	2.28	124,056	0.00%	(0.21)%	(1.90)%
2017 (f)	66,957	2.33	155,874	0.00%	(0.16)%	21.60%
Vanguard VIF Diversified Value
2021	201,569	2.21	444,967	1.09%	0.00%	30.47%
2020	211,850	1.69	358,457	2.65%	0.00%	11.78%
2019	207,643	1.51	314,315	2.81%	0.00%	25.70%
2018	205,224	1.20	247,143	2.45%	0.00%	(9.12)%
2017	215,135	1.33	285,065	2.72%	0.00%	13.16%

(Continued)

28

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Vanguard VIF Total Bond Market
2021	102,280	$1.26	$128,935	2.12%	0.00%	(1.72)%
2020	105,283	1.28	135,039	2.43%	0.00%	7.58%
2019	103,415	1.19	123,295	2.68%	0.00%	8.67%
2018	109,647	1.10	120,292	2.27%	0.00%	(0.13)%
2017	107,569	1.10	118,164	2.69%	0.00%	3.48%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges if any, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the sub-account does not record investment income. For periods less than one year, the ratios have been annualized.

** This ratio represents the annualized policy expenses of the Account. Ratios that include a fee waiver result in a direct increase in the unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) Ivy VIP Micro Cap Growth Cl II merged into Delaware Ivy VIP Small Cap Growth Cl II effective November 2, 2018. Information prior to the merger effective date reflects Ivy VIP Micro Cap Growth Cl II.

(b) For the year ended December 31, 2021, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.22%.

(c) For the year ended December 31, 2020, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.22%.

(d) For the year ended December 31, 2019, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.20%.

(e) For the year ended December 31, 2018, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.21%.

(f) For the year ended December 31, 2017, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.16%.

(8)  Subsequent Events

Management has evaluated subsequent events through March 25, 2022, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

29

SECURIAN LIFE INSURANCE COMPANY

Statutory Financial Statements
and Financial Statement Schedules

December 31, 2021

Independent Auditors’ Report

The Board of Directors and Stockholder Securian Life Insurance Company:

Opinions
We have audited the financial statements of Securian Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021 in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three- year period ended December 31, 2021.

Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and
U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories, the summary investment schedule, and the schedule of supplemental reinsurance risks interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota Department of Commerce.

Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota March 31, 2022

SECURIAN LIFE INSURANCE COMPANY
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2021 and 2020
(in thousands)

Admitted Assets	2021	2020

Bonds	$1,463,018	$1,277,599
Common stocks	9,422	7,981
Mortgage loans	278,173	208,553
Derivative instruments	32,307	33,076
Other invested assets	9,594	7,919
Policy loans	8,566	6,000
Cash, cash equivalents and short-term investments	61,163	63,271
Total invested assets	1,862,243	1,604,399

Premiums deferred and uncollected	38,329	38,349
Investment income due and accrued	11,187	9,763
Amounts recoverable on reinsurance	129,053	108,641
Current income tax recoverable	2,687	—
Deferred income taxes	15,438	12,864
Other assets	182	233
Total assets, excluding separate accounts	2,059,119	1,774,249

Separate account assets	6,870	5,897
Total assets	$2,065,989	$1,780,146

Liabilities and Capital and Surplus

Liabilities:
Policy reserves:
Life insurance	$472,063	$420,405
Annuities and other fund deposits	732,100	548,443
Accident and health	28,988	24,498
Policy claims in process of settlement	95,881	79,227
Dividends payable to policyholders	90	80
Other policy liabilities	396	718
Asset valuation reserve	8,322	6,740
Interest maintenance reserve	116	1,763
Amounts payable on reinsurance	154,656	162,672
Current income tax liability	—	547
Accrued commissions and expenses	27,537	21,862
Payable to affiliates	15,386	10,580
Other liabilities	47,478	49,923
Total liabilities, excluding separate accounts	1,583,013	1,327,458

Separate account liabilities	6,870	5,897
Total liabilities	1,589,883	1,333,355

Capital and surplus:
Common stock, $1 par value, 5,000,000 shares authorized,
2,500,000 issued and outstanding	2,500	2,500
Additional paid in capital	357,301	294,468
Aggregate write-in for special surplus funds	3,846	(4,156)
Unassigned surplus	112,459	153,979
Total capital and surplus	476,106	446,791
Total liabilities and capital and surplus	$2,065,989	$1,780,146
See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY
Statutory Statements of Operations and Capital and Surplus
Years ended December 31, 2021, 2020 and 2019
(in thousands)

Statements of Operations	2021	2020	2019

Revenues:
Premiums and annuity considerations	$532,288	$510,324	$450,119
Net investment income	56,858	47,304	40,366
Commissions and expense allowance on reinsurance	86,340	70,329	82,457
Affiliated allowance	12,101	21,581	11,533
Other income	3,936	13,004	10,243
Total revenues	691,523	662,542	594,718

Benefits and expenses:
Policyholder benefits	340,542	259,765	233,640
Increase in policy reserves	217,738	240,100	167,813
General insurance expenses and taxes	106,276	88,349	105,059
Commissions	64,471	61,477	58,483
Separate account transfers, net	(254)	(74)	(398)
Deferred gain on reinsurance	3,086	—	—
Total benefits and expenses	731,859	649,617	564,597

Gain (loss) from operations before dividends, federal
income tax expense (benefit) and net realized capital gains (losses)	(40,336)	12,925	30,121

Dividends to policyholders	75	69	62
Gain (loss) from operations before federal income tax expense (benefit)
net realized capital gains (losses)	(40,411)	12,856	30,059

Federal income tax expense (benefit)	(3,983)	8,740	9,691
Gain (loss) from operations before net realized capital gains (losses)	(36,428)	4,116	20,368

Net realized capital gains (losses), net of transfers to interest
maintenance reserve and federal income tax expense (benefit)	6,164	2,173	(1,032)
Net income (loss)	(30,264)	$6,289	$19,336

Statements of Capital and Surplus

Capital and surplus, beginning of year	$446,791	$447,286	$360,809
Net income (loss)	(30,264)	6,289	19,336
Net change in unrealized capital gains and losses	868	106	7,127
Net change in deferred income tax	7,159	7,870	4,542
Change in asset valuation reserve	(1,582)	(1,309)	(4,706)
Change in unauthorized reinsurance	(2,556)	(1,816)	1,156
Change in non-admitted assets	(12,852)	(6,549)	(1,549)
Change in reserves due to change in valuation basis	(2,293)	—	1,962
Capital contribution	62,833	—	58,699
Other, net	8,002	(5,086)	(90)

Capital and surplus, end of year	$476,106	$446,791	$447,286

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY
Statutory Statements of Cash Flow
Years ended December 31, 2021, 2020 and 2019
(in thousands)

Cash Flow from Operating Activities	2021	2020	2019

Revenues:
Premiums and annuity considerations	$513,746	$556,477	$462,470
Net investment income	57,298	46,500	38,526
Other cash provided	88,745	126,504	101,276
Total receipts	659,789	729,481	602,272

Benefits and expenses paid:
Policyholder benefits	330,721	279,448	212,525
Dividends to policyholders	65	59	53
Commissions and expenses	163,481	149,931	161,977
Separate account transfer, net	(254)	(74)	(398)
Federal income taxes	603	10,288	11,169
Total payments	494,616	439,652	385,326

Cash provided from operations	165,173	289,829	216,946

Cash Flow from Investing Activities

Proceeds from investments sold, matured or repaid:
Bonds	379,369	385,183	214,072
Mortgage loans	11,780	4,254	5,853
Real estate	987	—	—
Derivative instruments	16,131	10,687	5,347
Total cash provided	408,267	400,124	225,272

Cost of investments acquired:
Bonds	505,519	627,694	400,185
Common stocks	285	1,877	2,000
Mortgage loans	81,400	38,700	44,900
Derivative instruments	8,982	8,034	7,003
Real estate	77	15	106
Net change in policy loans	2,566	423	1,066
Other, net	1,474	3,255	78
Total cash used	600,303	679,998	455,338

Cash applied to investing	(192,036)	(279,874)	(230,066)

Cash Flow from Financing and Miscellaneous Activities

Net deposits on deposit-type contract funds	26,399	29,665	27,072
Other cash provided (applied)	(1,644)	(8,248)	5,160

Cash provided from financing	24,755	21,417	32,232

Reconciliation of Cash, Cash Equivalents and Short-term Investments

Net change in cash, cash equivalents and short-term investments	(2,108)	31,372	19,112
Beginning of the year	63,271	31,899	12,787
End of the year	$61,163	$63,271	$31,899
See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
December 31, 2021, 2020 and 2019
(in thousands)

(1) Nature of Operations

Organization and Description of Business

Securian Life Insurance Company (the Company), is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life) and provides a diversified array of insurance, retirement and investment products and services designed principally to protect and enhance the long-term financial security of individuals and families.

The Company, which operates in the United States, generally offers the following types of products:

•Fixed, indexed and universal life, term life and whole life insurance products to individuals through affiliated and independent channel partners.
•Deferred annuities, with fixed rate options through affiliated and independent channel partners.
•Group life insurance and voluntary products to private and public employers.
•Customized retirement options to employers and investment firms.
•Life insurance protection through banks, credit unions, and finance companies.

(2) Summary of Significant Accounting Policies

The accompanying statutory financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has no material statutory accounting practices that differ from those of the state of Minnesota or the NAIC accounting practices. Certain prior year balances have been reclassified to conform to current year presentation. See note 11 Capital and Surplus and Dividends for discussion of statutory dividend limitations. These practices differ from U.S. generally accepted accounting principles (GAAP).

The more significant differences, of which the aggregate effects are material, are as follows:

•Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

•Certain assets are designated as "non-admitted" and changes in such amounts are charged directly to unassigned surplus.

•Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on current best estimates or locked in best estimate assumptions on the date of issuance with a provision for adverse deviation, which include considerations for lapses and withdrawals.

•The Company is required to establish an asset valuation reserve (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a GAAP basis
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(2) Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the NAIC. GAAP requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through earnings, or available-for-sale securities, which are reported at fair value through stockholder’s equity.

•Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. GAAP requires common stocks and preferred stocks to be reported at fair value through earnings.

•Bonds that have been assigned the NAIC Category 6 designation are carried at the appropriate carrying value of fair value or cost. There are no such requirements on a GAAP basis.

•Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus. Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in operations or other comprehensive income.

•In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

•Rental income on home office properties owned by the Company is recognized by the Company and a similar amount of rental expense is recognized as a charge for the related office space. Under GAAP, there is no recognition of either rental income or rental expense on home office properties owned by the Company.

•Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.

•Gain on retrospective reinsurance ceded is reported as a component of special surplus. The gain is amortized into unassigned surplus in proportion to earnings on the underlying business reinsured. Under GAAP, the deferred gain would be included as a liability and amortized into income using the recovery method.

•The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.

•Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.

•The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

•A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.

•The calculation of reserves and transfers in the Separate Account Statement requires the use of a Commissioners’ Annuity Reserve Valuation Method (CARVM) allowance on annuities and a Commissioners’ Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
2) Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•Derivative instruments are recorded at fair value or amortized cost. Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.

•The Company issues certain indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.

•A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.

•Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.

•The Company periodically invests money in its separate accounts, which is reported as a component of separate account assets and unassigned surplus. On a GAAP basis, these investments are reported as investments in equity securities, based on the underlying characteristics of the investment.

The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

New Accounting Pronouncements

In July 2020 the NAIC adopted revisions to SSAP 26R, Bonds, that requires the Company to account for the difference of proceeds received and par on bond tenders as prepayment fees which are reported in net investment income on the statement of operations. Previously, the Company treated bond tenders as sales, reporting the difference between proceeds and par as realized capital gains (losses) on the statement of operations and deferring in IMR. For 2021 reporting, revisions to SAP 26R were adopted prospectively.

In March 2020, the NAIC adopted revisions to SSAP No. 51, Life Contracts, SSAP No. 52, Deposit-type contracts and SSAP No. 61R, Life, Deposit-type and Accident and Health Insurance, to enhance existing disclosures for annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics and add similar disclosures for life products. The revised statements are effective for 2020 reporting and resulted in additional disclosures in note 16 Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics and note 17 Analysis of Life Actuarial Reserves by Withdrawal Characteristics.

In December 2019, the NAIC adopted revisions to SSAP No. 61R, Life, Deposit-type and Accident and Health Reinsurance, to provide new disclosures on reinsurance contracts that have risk-limiting features. The disclosure requirements are effective for 2020 reporting and are included in note 14 Reinsurance and supplemental schedule of reinsurance risks interrogatories.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder. Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

Valuation of Investments and Net Investment Income

Bonds and stocks are valued as prescribed by the NAIC. Bonds not backed by other loans are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any other-than-temporary impairment (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value.

Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $1,500 December 31, 2021 and 2020, respectively, and were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or discounted cash flows. The Company’s loan-backed securities are reviewed quarterly, and as a result, the carrying value of a loan-backed security may be reduced to reflect changes in valuation resulting from discounted cash flow information. Loan-backed securities that have been assigned the NAIC category 6 designation are written down to the appropriate fair value. The Company uses a third-party pricing service in assisting the Company’s determination of the fair value of most loan-backed securities. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings. The retrospective adjustment method is used to record investment income on all non-impaired securities except for interest-only securities or other non-investment grade securities where the yield had become negative. Investment income is recorded using the prospective method on these securities.

For loan-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. For loan-backed securities that have a recognized OTTI, the adjusted cost basis is prospectively amortized over the remaining life of the security based on the amount and timing of future estimated cash flows. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Common stocks are carried at fair value.

The Company recognizes interest income as earned and recognizes dividend income on common stock upon declaration of the dividend. Investment income is reported net of related investment expenses. For the years ended December 31, 2021 and 2020 the Company sold, redeemed or otherwise disposed 27 and 7 CUSIPs, respectively, as a result of callable features which generated investment income of $4,846 and $546, respectively, from prepayment penalties and acceleration fees.

Preferred stocks are carried at cost less any OTTI adjustments and are classified as other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 2.50% to 3.40% during 2021. In 2021, the maximum percentage of any one loan to value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was
66%.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Valuation of Investments and Net Investment Income (Continued)

The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on impaired loans is recorded as income when collected.

Real estate is carried at cost less accumulated depreciation, adjusted for any OTTI losses taken. Real estate is included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Estimated losses are directly recorded to the carrying value of the asset and recorded as realized losses in the statutory statements of operations. No real estate is held at December 31, 2021. Total accumulated depreciation at December 31, 2020 was $3,149. Depreciation is computed principally on a straight-line basis.
The Company’s investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through NAIC 6 are reported at the lessor of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note’s carrying value and the fair value and is reported in earnings.

Policy loans are carried at the outstanding loan balance which includes any interest over 90 days past due. Loan balances unsecured by the cash surrender value of the policy and accelerated payment benefits are non-admitted assets which totaled $0 as of both December 31, 2021 and 2020.

Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at fair value or amortized cost. Short-term investments at December 31, 2021 and 2020 totaled $5,500 and $11,697, respectively.

Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation insurance limit.

Derivative Instruments

The Company uses option contracts to manage the risks associated with cash flows or changes in estimated fair values related to the Company’s financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Derivative instruments are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Interest income generated by derivative instruments is reported in net realized capital gains (losses) on the statutory statements of operations.

Some life insurance products in the Company’s liability portfolio contain investment guarantees that create economic exposure to market risks. These guarantees take the form of equity linked interest credits on fixed indexed universal life products. The Company uses economic hedges in its efforts to minimize the financial risk associated with these product guarantees.

Realized and Unrealized Capital Gains and Losses

Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income. Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Realized and Unrealized Capital Gains and Losses (Continued)

The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

Under the Company’s accounting policy for loan-backed and structured securities, if the Company has the intent to sell or does not have the intent and ability to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security’s amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s original effective interest rate.

For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company’s intent to sell the security and current economic conditions.

For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an OTTI has occurred, the entire difference between NAIC fair value and the common stock’s cost is charged to earnings. Common stocks that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee’s current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

The Company may, from time to time, sell invested assets subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statement of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company’s intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company’s liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statement of admitted assets, liabilities and capital and surplus dates for either December 31, 2021 or 2020.

The Company recognizes valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s group variable life insurance policyholders. Assets consist principally of marketable securities and are reported at fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned.

Software Capitalization

Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized software costs of $3 and $3 as of December 31, 2021 and 2020, respectively, all of which is non-admitted, and amortized software expense of $1, $1 and $2 for the years ended December 31, 2021, 2020 and 2019, respectively.

Non-admitted Assets

Certain assets, designated as "non-admitted assets" (principally deferred taxes that do not meet admissibility testing, certain prepaid assets and certain receivables), amounting to $34,302 and $21,450 at December 31, 2021 and 2020, respectively, have been charged to capital and surplus.

Reinsurance

Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

Policy Reserves

Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards and guidelines. Policy reserves generally represent the net present value of future benefits less the present value of future net premiums.

Life insurance policy reserves are calculated primarily using the Commissioners’ Reserve Valuation Method (CRVM). The Company adopted the principles-based approach (PBR) prescribed by the NAIC Valuation Manual (VM-20) for new life insurance policies issued on or after January 1, 2020. The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At December 31, 2021 and 2020, the amounts of surrender values in excess of reserves were $41,451 and $40,989, respectively.

For substandard policies in which reserves are determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2021 and 2020, the Company had $8,424 and $18,808, respectively, of insurance in force for which gross premiums are less than the net premiums according to standard valuation.

Fixed annuity policy reserves are primarily calculated using the Commissioners’ Annuity Reserve Valuation Method.

Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The Company’s liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

Other policy liabilities include primarily premium considerations for accident and health contracts received in advance for certain group insurance contracts and premium deposit funds. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Policy Reserves (Continued)

During 2021, the Company recorded a change in valuation basis related to certain reserves on annuity products. The change in valuation basis resulted in a cumulative effect adjustment to decrease capital and surplus by $2,293 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $64 and is included in Federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

During 2019, the Company recorded a change in valuation basis related to certain reserves on life term products. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $1,962 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $413 and is included in Federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

During 2020, the Company completed the required asset adequacy analysis related to its reserves. As a result of the analysis, the Company determined an additional reserve of $5,000 was necessary as of December 31, 2020 due to updated New York State Department of Financial Services requirements. This amount is reported as a change in Other, net on the statutory statements of operations and capital and surplus

During 2021, the Company completed the required asset adequacy analysis related to its reserves. As a result of the analysis, the Company determined that the reserve of $5,000 established as of December 31, 2020 was no longer necessary as of December 31, 2021. This amount is reported as a change in Other, net on the statutory statements of operations and capital and surplus.

Liability for Accident and Health Losses and Loss Adjustment Expenses

The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus.

Participating Business

Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Board of Directors and up to one year in advance of the payout dates. At December 31, 2021 and 2020, the total participating business in force was $37,206 and $37,885, respectively. As a percentage of total life insurance in force, participating business in force represented less than 1% at both December 31, 2021 and 2020.

For 2021, 2020 and 2019, premiums under individual policies were $683, $675 and $710, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2021, 2020 and 2019 in the amount of $65, $59, and $53, respectively, to policyholders and did not allocate any additional income to such policyholders.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(2) Summary of Significant Accounting Policies (Continued)

Federal Income Taxes

The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company’s ultimate parent. Entities included in the consolidated return include: Securian Holding Company, Robert Street Property Management, Inc., Securian Financial Group, Inc. (SFG), Securian Casualty Company, Securian Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Trust Company, Securian Asset Management, Inc. (Securian AM), Ochs Inc., Lowertown Capital, LLC, Empyrean Holding Company, Inc. and its subsidiaries and Minnesota Life Insurance Company and its subsidiaries. Empyrean Holding Company’s subsidiaries include Empyrean Benefits Solutions, Inc., Empyrean Insurance Services, Inc. and Spinnaker Holdings, LLC. Minnesota Life’s subsidiaries include the Company, Allied Solutions LLC (Allied), Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC and Oakleaf Service Corporation.

The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

Use of Estimates

The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statutory statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statutory statements of operations in the period in which they are made.

The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, and federal income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the statutory statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(3) Risks

The Company’s financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control or are subject to change. As such, actual results could differ from the estimates used in the financial statements and the value of the Company’s investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

•Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit spreads, real estate, and derivatives.
•Investment-related risks such as those related to valuation, impairment, and concentration.
•Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience, reinsurers and counterparties, liquidity, ratings, competition, cyber or other information security, fraud, and overall risk management.
•Catastrophic and pandemic event-related risks such as COVID-19 that may impact policyholder behavior and claims experience, volatility in financial markets and economic activity, and operations.
•Acquisition, disposition, or other structural change related risks.
•Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance regulation, and accounting standards.

The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4) Fair Value of Financial Instruments

Financial Assets and Financial Liabilities Reported at Fair Value

The fair value of the Company’s financial assets and financial liabilities has been determined using available market information as of December 31, 2021 and 2020.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities.

Level 3 – Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the assets or liabilities.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(4) Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common stocks	$7,248	$—	$12	$7,260
Derivative instruments	—	32,307	—	32,307
Cash equivalents	9,572	—	—	9,572
Separate account assets	—	6,870	—	6,870
Total financial assets	$16,820	$39,177	$12	$56,009

Derivative instruments (1)	$—	$18,602	$—	$18,602
Total financial liabilities	$—	$18,602	$—	$18,602

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common stocks	$6,091	$—	$12	$6,103
Derivative instruments	—	33,076	—	33,076
Cash equivalents	9,073	—	—	9,073
Separate account assets	—	5,897	—	5,897
Total financial assets	$15,164	$38,973	$12	$54,149

Derivative instruments (1)	$—	$20,180	$—	$20,180
Total financial liabilities	$—	$20,180	$—	$20,180

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

Common stocks

The Company’s common stocks consist primarily of investments in common stock of publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carried a small amount of non-exchange traded common stock classified within Level 3.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(4) Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows (continued):

Derivative instruments

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company’s derivative positions are traded in the Over-the-Counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company’s valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Cash equivalents

Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1.

Separate account assets

Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available, and generally classify the security as Level 2. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2021:

		Total realized and unrealized gains (losses) included in:
	Balance at beginning of year	Net income	Surplus	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance at end of year
Common stocks	$12	$—	$—	$—	$—	$—	$12
Total financial assets	$12	$—	$—	$—	$—	$—	$12

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(4) Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2020:

		Total realized and unrealized gains (losses) included in:
	Balance at beginning of year	Net income	Surplus	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance at end of year
Common stocks	$23	$—	$(11)	$—	$—	$—	$12
Total financial assets	$23	$—	$(11)	$—	$—	$—	$12

Financial Assets and Financial Liabilities

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2021:

	Aggregate fair value	Carrying value	Level 1	Level 2	Level 3	Not practicable carrying value
Bonds:
U.S. government securities	$41,776	$40,654	$41,776	$—	$—	$—
Agencies not backed by the full
faith and credit of the
U.S. government	70,613	65,866	—	70,613	—	—
Corporate securities	1,071,502	1,009,952	—	883,763	187,739	—
Asset-backed securities	71,763	71,849	—	71,763	—	—
Commercial mortgage-backed securities (CMBS)	139,743	134,395	—	139,743	—	—
Residential mortgage-backed securities (RMBS)	141,301	140,302	—	141,301	—	—
Total bonds	1,536,698	1,463,018	41,776	1,307,183	187,739	—
Common stocks	7,260	9,422	7,248	—	12	2,162
Preferred stocks	2,100	2,000	—	—	2,100	—
Mortgage loans	286,055	278,173	—	—	286,055	—
Surplus notes	7,065	6,557	—	7,065	—	—
Derivative assets	32,307	32,307	—	32,307	—	—
Policy loans	10,301	8,566	—	—	10,301	—
Cash equivalents	64,422	64,422	64,422	—	—	—
Short-term investments	5,500	5,500	5,500	—	—	—
Separate account assets	6,870	6,870	—	6,870	—	—
Total financial assets	$1,958,578	$1,876,835	$118,946	$1,353,425	$486,207	$2,162

Deferred annuities	22,552	20,946	—	—	22,552	—
Annuity certain contracts	4,810	4,598	—	—	4,810	—
Supplementary contracts without
life contingencies	99,740	99,740	—	—	99,740	—
Derivative liabilities (1)	18,602	18,602	—	18,602	—	—
Separate account liabilities	6,870	6,870		6,870
Total financial liabilities	$152,574	$150,756	$—	$25,472	$127,102	$—

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(4) Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities (Continued)

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2021:

	Carrying value	Effective interest rate	Maturity date	Explanation for investments held at cost
Common stock	$2,162	N/A	N/A	Nonmarketable FHLB membership

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2020:

	Aggregate fair value	Carrying value	Level 1	Level 2	Level 3	Not practicable carrying value
Bonds:
U.S. government securities	$47,364	$45,563	$47,364	$—	$—	$—
Agencies not backed by the full
faith and credit of the
U.S. government	82,900	76,595	—	82,900	—	—
Corporate securities	913,629	809,920	—	762,398	151,231	—
Asset-backed securities	53,716	53,193	—	53,022	694	—
CMBS	132,982	121,396	—	132,982	—	—
RMBS	177,178	170,932	—	177,178	—	—
Total bonds	1,407,769	1,277,599	47,364	1,208,480	151,925	—
Common stocks	6,103	7,981	6,091	—	12	1,877
Preferred stocks	2,150	2,000	—	—	2,150	—
Mortgage loans	219,625	208,553	—	—	219,625	—
Surplus notes	4,703	4,314	—	4,703	—	—
Derivative assets	33,076	33,076	—	33,076	—	—
Policy loans	7,216	6,000	—	—	7,216	—
Cash equivalents	51,571	51,570	51,571	—	—	—
Short-term investments	11,697	11,697	11,697	—	—	—
Separate account assets	5,897	5,897	—	5,897	—	—
Total financial assets	$1,749,807	$1,608,687	$116,723	$1,252,156	$380,928	$1,877

Deferred annuities	22,882	21,498	—	—	22,882	—
Annuity certain contracts	1,878	1,744	—	—	1,878	—
Supplementary contracts without
life contingencies	76,074	76,074	—	—	76,074	—
Derivative liabilities (1)	20,180	20,180	—	20,180	—	—
Separate account liabilities	5,897	5,897		5,897
Total financial liabilities	$126,911	$125,393	$—	$26,077	$100,834	$—

(1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

Financial Assets and Financial Liabilities Reported at Other Than Fair Value

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

Refer to note 2 Summary of Significant Accounting Policies and note 6 Derivative Instruments for additional fair value disclosures concerning bonds, cash equivalents, short-term investments, other assets and derivatives.

When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(4) Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Other Than Fair Value (Continued)

When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company’s primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the valuation inputs for investments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing valuation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument’s valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

For instruments where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that instrument. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

The fair value of deferred annuities, which have guaranteed interest rates and surrender charges, were calculated using CARVM calculation procedures and current market interest rates. The Company believes this a reasonable approximation of fair value. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair value of annuity certain contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

(5) Investments

Bonds and Common Stocks

The Company’s bond portfolio consists of public and private corporate bonds, mortgage and other asset-backed bonds and U.S. government and agency obligations.

The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds. Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Bonds and Common Stocks (Continued)

The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company’s RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or “private label” issuers. The Company’s RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company’s portfolio consisted of $140,302 and $170,932 agency backed RMBS and no non-agency backed RMBS as of December 31, 2021 and 2020, respectively. The Company’s RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards.

The Company’s asset-backed securities portfolio consists of securities collateralized by the cash flows of receivables relating to airlines and transportation equipment loans.

The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows:

	Admitted	Gross unrealized		Fair
December 31, 2021	asset value	Gains	Losses	value
U.S. government securities	$40,654	$1,274	$152	$41,776
Agencies not backed by the full faith
and credit of the U.S. government	65,866	4,747	—	70,613
Corporate securities	1,009,952	68,566	7,016	1,071,502
Asset-backed securities	71,849	335	421	71,763
CMBS	134,395	6,088	740	139,743
RMBS	140,302	2,872	1,873	141,301
Total	$1,463,018	$83,882	$10,202	$1,536,698

	Admitted	Gross unrealized		Fair
December 31, 2020	asset value	Gains	Losses	value
U.S. government securities	$45,563	$2,001	$200	$47,364
Agencies not backed by the full faith
and credit of the U.S. government	76,595	6,305	—	82,900
Corporate securities	809,920	104,613	904	913,629
Asset-backed securities	53,193	668	145	53,716
CMBS	121,396	11,589	3	132,982
RMBS	170,932	6,257	11	177,178
Total	$1,277,599	$131,433	$1,263	$1,407,769

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Bonds and Common Stocks (Continued)

The admitted asset value and estimated fair value of bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted asset value	Fair value
Due in one year or less	$8,858	$8,968
Due after one year through five years	203,614	214,917
Due after five years through ten years	418,066	434,250
Due after ten years	485,934	525,755
	1,116,472	1,183,890
Asset-backed and mortgage-backed securities	346,546	352,808
Total	$1,463,018	$1,536,698

The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

	December 31, 2021
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$21,741	$21,893	$152	7
Corporate securities	235,084	240,845	5,761	99
Asset-backed securities	49,464	49,861	397	40
CMBS	25,350	25,996	646	14
RMBS	70,453	72,198	1,745	33

	December 31, 2021
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count
Corporate securities	28,068	29,323	1,255	13
Asset-backed securities	477	502	25	1
CMBS	1,924	2,018	94	1
RMBS	2,662	2,790	128	1

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Bonds and Common Stocks (Continued)

	December 31, 2020
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$11,140	$11,340	$200	2
Corporate securities	21,436	21,781	345	11
Asset-backed securities	5,932	6,077	145	7
CMBS	2,017	2,020	3	1
RMBS	4,660	4,672	11	3

	December 31, 2020
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count
Corporate securities	2,445	3,005	560	1
RMBS	1	1	—	1

For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2021, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company’s evaluation of investment categories where carrying value exceeds fair value as of December 31, 2021.

U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

Unrealized losses related to corporate securities are due to interest rates that are higher, and current market spreads that are wider than at the securities’ respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily impaired security is expected to be recovered.

Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

The Company’s CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company’s CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted.

The Company’s RMBS portfolio primarily consists of residential mortgages to prime borrowers. Fluctuations in the housing market continue to impact the valuations across the entire asset class. As of December 31, 2021, 100% of the RMBS portfolio was invested in agency pass-through securities.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Bonds and Common Stocks (Continued)

At December 31, 2021 and 2020, bonds with a carrying value of $7,580 and $7,510, respectively, were on deposit with state regulatory authorities as required by law.

The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company’s common stock portfolio totaled $9,422 and $7,981 as of December 31, 2021 and 2020, respectively.

The Company did not hold any common stock with a reported fair value lower than the carrying value of the investment at December 31, 2021 or 2020.

Mortgage Loans

The Company underwrites and purchases commercial mortgages on general purpose income producing properties. The Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $278,173 and $208,553 at December 31, 2021 and 2020, respectively.

All of the Company’s commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

The following table shows the composition of the Company’s commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

	2021	2020
Industrial	$61,054	$28,778
Office buildings	39,794	34,742
Retail facilities	56,453	40,555
Apartment	107,925	92,585
Other	12,947	11,893
Total	$278,173	$208,553
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(5) Investments (Continued)

Mortgage Loans (Continued)

If information is obtained on commercial mortgage loans that indicates a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. As of December 31, 2021, 2020 and 2019 management has determined that a valuation allowance is not needed.

As of December 31, 2021 and 2020, the Company had no delinquent mortgage loans.

The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

During 2021 and 2020, the Company granted principal payment deferrals to certain borrowers impacted by COVID-19. These loan modifications were not considered troubled debt restructurings (TDR’s) based on our election to apply the provisions of Section 4013 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) or as they represent short-term or insignificant modifications based on our regular loan modifications assessments or as permitted by regulatory guidance. There were no TDR’s for the year ended December 31, 2019.

As of December 31, 2021 and 2020, there were no nonperforming loans.

Net Investment Income

Net investment income for the years ended December 31 was as follows:

	2021	2020	2019
Bonds	$47,118	$40,132	$33,560
Common stocks – unaffiliated	213	192	186
Preferred stocks – unaffiliated	76	76	16
Mortgage loans	10,082	7,259	6,570
Policy loans	288	229	253
Short-term investments	5	32	—
Other	422	612	948
Gross investment income	58,204	48,532	41,533
Capitalization of IMR	556	573	210
Investment expenses	(1,902)	(1,801)	(1,377)
Total	$56,858	$47,304	$40,366

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 were as follows:

	2021	2020	2019
Bonds	$(1,658)	$922	$1,218
Derivative instruments	8,107	3,684	123
Other invested assets	(24)	—	9
	6,425	4,606	1,350
Amount transferred to (from) the IMR, net of taxes	1,091	(1,317)	(1,159)
Income tax expense	(1,352)	(1,116)	(1,223)
Total	$6,164	$2,173	$(1,032)

Gross realized gains (losses) on sales of bonds for the years ended December 31 were as follows:

	2021	2020	2019
Bonds:
Gross realized gains	$1,626	$2,655	$1,685
Gross realized losses	(2,977)	(993)	(221)

Proceeds from the sales of bonds amounted to $260,567, $267,907, and $168,810 for the years ended December 31, 2021, 2020 and 2019, respectively.

OTTI by asset type recognized in net realized capital gains (losses) for the years ended December 31 were as follows:

	2021	2020	2019
Bonds:
Corporate securities	$307	$686	$247
Asset-backed securities	—	54	—
Total OTTI	$307	$740	$247

In relation to loan-backed and structured securities, the Company did not recognize OTTI on the basis of the intent to sell during 2021, 2020 or 2019. The Company also did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2021, 2020 or 2019.

Net Unrealized Capital Gains (Losses)

Changes in net unrealized capital gains (losses) for the years ended December 31 were as follows:

	2021	2020	2019
Bonds	$—	$—	$(76)
Common stocks – unaffiliated	1,157	(461)	1,106
Derivative instruments	(140)	600	7,989
Other	82	(5)	3
Deferred tax asset (liability)	(231)	(28)	(1,895)
Total	$868	$106	$7,127

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(5) Investments (Continued)

Net Unrealized Capital Gains (Losses) Continued

Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

	2021	2020
Cost	$6,779	$6,495
Gross unrealized gains	2,643	1,486
Admitted asset value	$9,422	$7,981

(6) Derivative Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses option contracts to manage the risk associated with changes in estimated fair values related to the Company’s financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company’s cash flows.

Freestanding derivatives are carried on the Company’s statutory statements of admitted assets, liabilities and capital and surplus either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company’s derivative financial instruments held:

		December 31, 2021			December 31, 2020
			Fair value			Fair value
Primary underlying risk exposure	Instrument type	Notional amount	Assets	Liabilities (1)	Notional amount	Assets	Liabilities (1)
Equity market	Equity options	$457,792	$32,307	$18,602	$375,542	$33,076	$20,180
Total derivatives		$457,792	$32,307	$18,602	$375,542	$33,076	$20,180

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The freestanding derivatives utilized by the Company are for specific economic hedging programs related to various life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(6) Derivative Instruments (Continued)

Equity options are used by the Company to economically hedge certain risks associated with fixed indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contract holders may elect to rebalance index options at renewal dates. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives:

	December 31, 2021
	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses
Equity options	$8,107	$—	$(140)
Total gains (losses) recognized
from derivatives	$8,107	$—	$(140)

	December 31, 2020
	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses
Equity options	$3,684	$—	$600
Total gains recognized
from derivatives	$3,684	$—	$600

	December 31, 2019
	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses
Equity options	$123	$—	$7,989
Total gains recognized
from derivatives	$123	$—	$7,989

The Company’s gain (loss) from operations after considering the net realized capital gains (losses) and net change in unrealized capital gains (losses) on derivatives for the years ended December 31 is as follows:

	2021	2020	2019
Gain (loss) from operations before net realized capital gains (losses)	$(36,428)	$4,116	$20,368
Net realized capital gains on derivatives	8,107	3,684	123
Net change in unrealized capital gains (losses) on derivatives	(140)	600	7,989
Tax impacts	(1,645)	(1,026)	(2,599)
Total	$(30,106)	$7,374	$25,881

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(6) Derivative Instruments (Continued)

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company’s collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty’s derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $13,100 and $12,300 at December 31, 2021 and 2020, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral; at December 31, 2021 and 2020, none of the collateral had been sold or re-pledged. The Company delivered collateral in the amount of $0 at December 31, 2021 and 2020. The Company maintained ownership of any collateral delivered. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(7) Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s variable annuity life insurance policyholders.

The Company has no indexed separate accounts or guaranteed benefit accounts.

Information regarding the separate accounts of the Company was as follows:

	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed	Total
Premiums, considerations or deposits
for year ended December 31, 2021	$—	$—	$4,295	$4,295

	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed	Total
Reserves at December 31, 2021
For accounts with assets at:
Fair value	$—	$—	$6,870	$6,870

	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed	Total
Reserves at December 31, 2021
By withdrawal characteristics:
At fair value	$—	$—	$6,870	$6,870

The Company also has no separate accounts, which would be disclosed by withdrawal characteristics, at book value without market value adjustments and with surrender charges.

Reconciliation of net transfer to (from) separate accounts:

2021
Transfers as reported in the summary of operations of the
Annual Statement of the Separate Accounts:
Transfers to separate accounts	$4,295
Transfers from separate accounts	(4,591)
Net transfers to (from) separate accounts	(296)

Reconciling adjustments:
Other activity not included in transfers out in Annual Statement of the Separate Accounts fees
and a receivable was recorded at the general account	42
Transfers as recorded in the Summary of Operations of the Life and Accident and Health
Annual Statement	$(254)

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(8) Federal Income Taxes

Federal income tax expense (benefit) varies from amounts computed by applying the federal income tax rate of 21% to the gain (loss) from operations before federal income tax expense (benefit). The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows:

	2021	2020	2019
Provision computed at statutory rate	$(7,137)	$3,667	$6,596
Dividends received deduction	(258)	(383)	(415)
IMR amortization	531	(120)	(44)
Retroactive reinsurance gain	(17)	(18)	(19)
Non-admitted assets	(1,784)	(100)	(92)
Asset transfer	(1,365)	—	(10)
Other	(328)	(10)	(56)
Total tax (benefit)	$(10,358)	$3,036	$5,960

Federal income tax expense (benefit)	$(3,983)	$8,740	$9,691
Tax on capital losses/gains	1,352	1,116	1,223
Change in net deferred income taxes	(7,727)	(6,820)	(4,954)
Total statutory income taxes	$(10,358)	$3,036	$5,960

The components of incurred income tax expense (benefit) for the years ended December 31 were as follows:

	2021	2020	2019
Tax on income	$(2,800)	$8,699	$10,966
Tax on capital gains/losses	1,352	1,116	1,223
Other taxes	(1,183)	41	(1,275)
Total income tax expense	$(2,631)	$9,856	$10,914

The components of the net deferred tax asset as of December 31 were as follows:

December 31, 2021	Ordinary	Capital	Total
Gross deferred tax assets	$39,550	$2,935	$42,485
Deferred tax assets non-admitted	(20,470)	—	(20,470)
	19,080	2,935	22,015
Deferred tax liabilities	(6,006)	(571)	(6,577)
Net admitted deferred tax asset	$13,074	$2,364	$15,438

December 31, 2020	Ordinary	Capital	Total
Gross deferred tax assets	$33,154	$1,568	$34,722
Deferred tax assets non-admitted	(16,116)	—	(16,116)
	17,038	1,568	18,606
Deferred tax liabilities	(5,430)	(312)	(5,742)
Net admitted deferred tax asset	$11,608	$1,256	$12,864

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(8) Federal Income Taxes (Continued)

	Change ordinary	Change capital	Change total
Gross deferred tax assets	$6,396	$1,367	$7,763
Deferred tax assets non-admitted	(4,354)	—	(4,354)
	2,042	1,367	3,409
Deferred tax liabilities	(576)	(259)	(835)
Net admitted deferred tax asset	$1,466	$1,108	$2,574

The amounts of adjusted gross deferred tax assets admitted as of December 31 were as follows:

December 31, 2021	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$747	$747
Adjusted gross deferred tax assets expected to be realized within three years	12,539	2,188	14,727
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,540	—	6,540
Deferred tax assets admitted	$19,079	$2,935	$22,014

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2021 was $69,100.

December 31, 2020	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$747	$747
Adjusted gross deferred tax assets expected to be realized within three years	11,388	766	12,154
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	5,650	55	5,705
Deferred tax assets admitted	$17,038	$1,568	$18,606

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2020 was $65,089.

The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

	2021	2020
Ratio percentage	914%	893%
Capital and surplus used	$460,669	$433,927
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(8) Federal Income Taxes (Continued)

As of December 31, 2021 and 2020, the availability of tax planning strategies resulted in an increase of the Company’s adjusted gross deferred tax assets by approximately 4% and 1%, respectively, and net admitted deferred tax assets by approximately 8% and 3%, respectively, of which all was capital for tax purposes.

The Company did not use any reinsurance tax planning strategies.

The tax effects of temporary differences that give rise to the Company’s net deferred federal tax asset as of December 31 were as follows:

	2021	2020
Deferred tax assets:
Ordinary:
Policyholder liabilities	$13,058	$11,336
Deferred acquisition costs	22,308	19,525
Other reserves	420	1,470
Deferred ceding commission	66	97
Non-admitted assets	2,905	1,120
Other	793	(394)
Gross ordinary deferred tax assets	39,550	33,154
Non-admitted ordinary deferred tax assets	(20,470)	(16,116)
Admitted ordinary deferred tax asset	19,080	17,038
Capital:
Investments	2,935	1,568
Gross capital deferred tax assets	2,935	1,568
Non-admitted capital deferred tax assets	—	—
Admitted capital deferred tax asset	2,935	1,568
Admitted deferred tax assets	22,015	18,606

Deferred tax liabilities:
Ordinary:
Investments	1,649	1,445
Prepaid expenses	406	411
Deferred and uncollected premium	2,892	2,158
Policyholder liabilities	973	1,333
Other	86	83
Gross ordinary deferred tax liabilities	6,006	5,430
Capital:
Net unrealized capital gains	571	312
Gross capital deferred tax liabilities	571	312
Gross deferred tax liabilities	6,577	5,742
Net deferred tax asset	$15,438	$12,864

As of December 31, 2021 and 2020, management determined that a valuation allowance was not required for these gross deferred tax items based on management’s assessment that it is more likely than not that these deferred tax items will be realized through future reversals of existing taxable temporary differences and future taxable income. There are no differences for which deferred tax liabilities are not recognized.
(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(8) Federal Income Taxes (Continued)

The change in net deferred income taxes is comprised of the following:

	2021	2020	Change
Total deferred tax assets	$42,485	$34,722	$7,763
Total deferred tax liabilities	(6,577)	(5,742)	(835)
Change in net deferred income tax	$35,908	$28,980	6,928
Tax effect of deferred tax asset on unrealized capital losses			231
Change in net deferred tax as reported in surplus			7,159
Tax effect of statutory reserve surplus adjustment on deferred tax asset			568
Change in net deferred income tax asset			$7,727

As of December 31, 2021, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards. Total capital income taxes incurred in the current and prior years of $376 are available for recovery in the event of future net losses.

There were no deposits reported as admitted assets under Section 6603 of the (IRS) Code in 2021.

There were no accrued interest or penalties recorded as of December 31, 2021.

There was no unrecognized tax benefit for the years ending December 31, 2021 and 2020.

The Company does not expect a significant increase in tax contingencies within the next 12 months following the statutory statements of admitted assets, liabilities and capital and surplus date.

All tax years through 2017 are closed. A limited scope audit of the Company's 2018 tax year commenced in 2021. In connection with the audit, the Statute of Limitations for 2018 was extended to September 30, 2023. The Company believes that the reserves held for this item will be sufficient for any additional taxes assessed as a result of examination and, therefore, will not have a material impact on its financial position. The IRS has not stated its intention to audit the MMC 2019 or 2020 consolidated tax return.

(9) Related Party Transactions

The Company has an agreement with Minnesota Life, where Minnesota Life processes premiums and claims on behalf of the Company. These amounts are settled quarterly on a net basis. The Company also has agreements with Minnesota Life and other affiliates for expenses including charges for occupancy costs, data processing, compensation and benefits, advertising and promotion, and other administrative expenses which they incurred on behalf of the Company. At December 31, 2021 and 2020, the Company reported $19,792 and $13,679, respectively, as net amounts due to Minnesota Life and $436 and $64, respectively, as net amounts due to other affiliates. These amounts were subsequently settled. The amount of expenses incurred by the Company related to these agreements for the years ended December 31, 2021, 2020 and 2019 were $59,840, $45,939, and $49,059, respectively.

The Company has investment advisory agreements with an affiliate, Securian AM. Under these agreements, the Company incurs quarterly investment management fees based on total assets managed. Investment management fees incurred by the Company were $1,781, $1,600, and $1,167 in 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, there were no amounts due to Securian AM under these agreements. These amounts are settled quarterly.

The Company also has agreements with SFS, an affiliated broker dealer, to distribute certain of the Company’s individual life and annuity products. As of December 31, 2021 and 2020, the amount receivable (payable) to SFS was $64 and $38, respectively. These amounts are settled quarterly. Commissions and fees incurred under these agreements totaled $1,184, $1,406, and $1,461 for the years ended December 31, 2021, 2020 and 2019, respectively.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(9) Related Party Transactions (Continued)

The Company also has an agreement with an affiliate, Allied, to provide Allied customers with certain insurance coverage that is underwritten by the Company. The Company incurred commissions related to these policies in the amount of $362, $334, and $462 in 2021, 2020 and 2019, respectively.

The Company has a reinsurance agreement with Minnesota Life, whereby the Company cedes certain group business to Minnesota Life. Activity is settled monthly. For the year ending December 31, the Company recognized activity related to this agreement within the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Minnesota Life:

	2021	2020
Admitted assets:
Premiums deferred and uncollected	$(74,675)	$(69,158)
Amounts recoverable on reinsurance	77,441	75,148
Total assets	$2,766	$5,990

Liabilities
Policy reserves:
Life insurance	$(89,996)	$(86,588)
Accident and health	(2,286)	(1,636)
Policy claims in process of settlement	(241,134)	(186,043)
Other policy liabilities	55,419	65,395
Total liabilities	$(277,997)	$(208,872)

For the year ending December 31, the Company recognized activity related to this agreement within the following line items of the statutory statements of operations:

	2021	2020	2019
Revenues:
Premiums	$(777,500)	$(749,824)	$(702,167)
Commissions and expense allowances on reinsurance	64,144	61,860	57,929
Total revenues	(713,356)	(687,964)	(644,238)

Benefits and expenses:
Policyholder benefits	(893,232)	(729,864)	(579,307)
Increase in policy reserves	(3,835)	(12,881)	(14,026)
Total benefits and expenses	(897,067)	(742,745)	(593,333)
Net income	$183,711	$54,781	$(50,905)

The Company has entered into agreements with Minnesota Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Minnesota Life or Minnesota Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company. Upon issuance of the individual life policy, the Company either receives from or pays to Minnesota Life a conversion charge. For the years ended December 31, 2021, 2020 and 2019, the Company recognized $850, $659, and $1,063 respectively, of expense charges from conversions, net of conversion income, which is recorded in general operating expenses and other income, respectively, on the statements of operations. As of December 31, 2021 and 2020, the amount payable to Minnesota Life was $195 and $150, respectively. These amounts are settled quarterly.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(9) Related Party Transactions (Continued)

The Company has entered into an agreement with Minnesota Life, whereby the Company assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to Minnesota Life in exchange for a fixed percentage allowance based on the premium reinsured. For the years ended December 31, 2021, 2020 and 2019 under this agreement, the Company recognized income of $12,101, $21,581, and $11,533 respectively, which is recorded in affiliated allowances on the statement of operations. As of December 31, 2021 and 2020, the amount due from Minnesota Life was $4,160 and $1,661, respectively. These amounts are settled quarterly. Depending on the Company’s mortality experience in any given year, the fixed percentage allowance received from Minnesota Life can be favorable or unfavorable in relation to the profit commission the Company has forgone from the unrelated third party reinsurer and assigned to Minnesota Life.

The Company purchases a percentage of ownership of newly originated mortgage loans from Minnesota Life. For the years ending December 31, 2021, 2020 and 2019 the Company purchased $60,400, and $38,700, and $25,100 respectively, of mortgage loans.

(10) Liability for Unpaid Accident and Health Claims, and Claim and Loss Adjustment Expenses

Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

	2021	2020	2019
Balance at January 1	$55,332	$42,068	$24,393
Less: reinsurance recoverable	29,813	22,774	14,835
Net balance at January 1	25,519	19,294	9,558
Incurred related to:
Current year	40,890	36,371	33,909
Prior years	(11,532)	(1,233)	(332)
Total incurred	29,358	35,138	33,577
Paid related to:
Current year	17,574	17,542	17,774
Prior years	7,354	11,370	6,067
Total paid	24,928	28,912	23,841
Net balance at December 31	29,949	25,520	19,294
Plus: reinsurance recoverable	40,705	29,813	22,774
Balance at December 31	$70,654	$55,333	$42,068

As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim and loss adjustment expenses incurred decreased by $11,532, $1,233 and $332 in 2021, 2020 and 2019, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim and loss adjustment expenses.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(11) Capital and Surplus and Dividends

Dividend payments by the Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2021 statutory results, the maximum amount available for the payment of dividends during 2022 by the Company without prior regulatory approval is $47,611.

Other than noted above, there are no restrictions placed on the Company’s unassigned surplus, including for whom the surplus is being held.

The Company received a capital contribution consisting of fixed maturity securities from Minnesota Life in the amount of $62,833 for the year ended December 31, 2021. The Company did not receive a capital contribution for the year ended December 31, 2020. The Company received a capital contribution consisting of fixed maturity securities from Minnesota Life in the amount of $58,699 for the year ended December 31, 2019.

The Company is required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2021 and 2020.

(12) Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2021 and 2020, policy reserves are reflected net of reinsurance ceded of $183,273 and $170,372, respectively.

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

	2021	2020	2019
Direct premiums and annuity considerations	$1,663,450	$1,575,944	$1,390,525
Reinsurance assumed	6,069	6,338	6,139
Reinsurance ceded	(1,137,231)	(1,071,958)	(946,545)
Total premiums and annuity considerations	$532,288	$510,324	$450,119

Reinsurance recoveries on ceded reinsurance contracts were $1,141,881, $890,716 and $755,553 during 2021, 2020 and 2019, respectively.

The Company has entered into a reinsurance agreement with Minnesota Life as discussed in detail in note 9 which is included in the reinsurance ceded information above.

The Company has an Aggregate Stop Loss reinsurance program, in conjunction with Minnesota Life with a 125% Loss Ratio attachment point and $110 million of available coverage capacity. No reinsurance credit has been recorded for this program for the years ended December 31, 2021, 2020 and 2019.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(13) Commitments and Contingencies

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

As of December 31, 2021 the Company had committed to purchase corporate bonds totaling $9,668, but had not completed the purchase transactions.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2021 and 2020, this liability was $506 and $515, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $515 and $233 as of December 31, 2021 and 2020, respectively. These assets are being amortized over a five-year period.

(14) Borrowed Money

The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2021, and 2020 the Company does not have any outstanding borrowings.

As of December 31, 2021, the Company held FHLB Class A membership stock of $2,162. FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(15) Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group and credit life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

The amount of net premiums written by the Company at December 31, 2021 that are subject to retrospective rating features was $8,347 which represented 3% of the total net premiums written for group and credit life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(16) Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Individual Annuities

December 31, 2021	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges
of 5% or more	17,696	—	—	17,696	39.8%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair
value	17,696	—	—	17,696	39.8%
At book value without adjustment	3,250	—	—	3,250	7.3%
Not subject to discretionary withdrawal	23,536	—	—	23,536	52.9%
Total	$44,482	$—	$—	$44,482	100.0%
Amount included at book value less current
surrender charges of 5% or more that will move
to at book value without adjustment in the year
after the report date	$—	$—	$—	$—

Group Annuities

December 31, 2021	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges
of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair
value	—	—	—	—	0.0%
At book value without adjustment	41,495	—	—	41,495	6.7%
Not subject to discretionary withdrawal	577,922	—	—	577,922	93.3%
Total	$619,417	$—	$—	$619,417	100.0%
Amount included at book value less current
surrender charges of 5% or more that will move
to at book value without adjustment in the year
after the report date	$—	$—	$—	$—

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)
(16) Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

Deposit Type Contracts

December 31, 2021	General account	Separate account with guarantees	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges
of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair
value	—	—	—	—	0.0%
At book value without adjustment	109,695	—	—	109,695	100.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%
Total	$109,695	$—	$—	$109,695	100.0%
Amount included at book value less current
surrender charges of 5% or more that will move
to at book value without adjustment in the year
after the report date	$—	$—	$—	$—

As of December 31, 2021:

Amount
Life and Accident and Health Annual Statement:
Annuities	$622,404
Supplementary contracts with life contingencies	41,495
Deposit-type contracts	109,695
Total reported on Life and Accident and Health Annual Statement	$773,594
Annual Statement of the Separate Accounts:
Exhibit 3 line 0299999, column 2	—
Total reported on the Annual Statement of the Separate Accounts	—
Combined total	$773,594

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(17) Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	General account
December 31, 2021	Account value	Cash value	Reserve
Subject to discretionary withdrawal,
surrender values or policy loans:
Term policies with cash value	$—	$—	$—
Universal life	92,253	92,237	92,245
Universal life with secondary
guarantees	7,010	4,530	24,751
Indexed universal life	184,270	174,036	177,279
Indexed universal life with
secondary guarantees	39,025	30,524	58,643
Indexed life	—	—	—
Other permanent cash value life
insurance	2,198	2,149	5,568
Variable life	—	—	—
Variable universal life	1,540	1,540	1,540
Miscellaneous reserves	462	—	462
Not subject to discretionary
withdrawal or no cash values:
Term policies without cash value	—	—	40,184
Accidental death benefits	—	—	18
Disability – active lives	—	—	130
Disability – disabled lives	—	—	181,090
Miscellaneous reserves	—	—	13,256
Total	326,758	305,016	595,166
Reinsurance ceded	—	—	164,598
Net total	$326,758	$305,016	$430,568

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(17) Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

Separate account - non-guaranteed
December 31, 2021	Account value	Cash value	Reserve
Subject to discretionary withdrawal,
surrender values or policy loans:
Term policies with cash value	$—	$—	$—
Universal life	—	—	—
Universal life with secondary
guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with
secondary guarantees	—	—	—
Indexed life	—	—	—
Other permanent cash value life
insurance	—	—	—
Variable life	—	—	—
Variable universal life	6,870	6,870	6,870
Miscellaneous reserves	—	—	—
Not subject to discretionary
withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability – active lives	—	—	—
Disability – disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	6,870	6,870	6,870
Reinsurance ceded	—	—	—
Net total	$6,870	$6,870	$6,870

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)
(in thousands)

(17) Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

As of December 31, 2021:

Amount
Life and Accident and Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$339,465
Exhibit 5, Accidental death benefits sections, total (net)	—
Exhibit 5, Disability – active lives section, total (net)	130
Exhibit 5, Disability – disables lives section, total (net)	38,554
Exhibit 5, Miscellaneous reserves section, total (net)	52,419
Subtotal	430,568
Separate Accounts Annual Statement:
Exhibit 3 line 0199999, column 2	6,870
Exhibit 3 line 0499999, column 2	—
Exhibit 3 line 0599999, column 2	—
Subtotal	6,870
Combined total	$437,438

(18) Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2021 were as follows:

	Gross	Net of Loading
Ordinary new business	$665	$525
Ordinary renewal business	1,878	2,605
Subtotal	2,543	3,130
Premiums due and unpaid	46,366	46,366
Portion of due and unpaid over 90 days	(11,167)	(11,167)
Net admitted asset	$37,742	$38,329

(19) Subsequent Events

Through March 31, 2022, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company’s financial statements.

(Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
December 31, 2021
(in thousands)

Investment Income Earned:
U.S. Government bonds	$722
Other bonds (unaffiliated)	46,396
Bonds of affiliates	—
Preferred stocks (unaffiliated)	76
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	213
Common stocks of affiliates	—
Mortgage loans	10,082
Real estate	243
Premium notes, policy loans and liens	288
Cash on hand and on deposit	—
Short-term investments	5
Other invested assets	217
Derivative instruments	—
Aggregate write-ins for investment income	(38)
Gross investment income	$58,204

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	278,173
Total mortgage loans	$278,173

Mortgage Loans By Standing - Book Value:
Good standing	$278,173
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other Long Term Assets - Statement Value	$—

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred stocks	$—
Common stocks	$—

                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Selected Financial Data (Continued)
December 31, 2021
(in thousands)

Bonds, Short-Term Investments and Certain Cash Equivalents by Class and Maturity:
Bonds, Short-Term Investments and Certain Cash Equivalents by Maturity - Statement Value:
Due within one year or less	$108,782
Over 1 year through 5 years	415,000
Over 5 years through 10 years	542,480
Over 10 years through 20 years	162,817
Over 20 years	294,288
No maturity date	—
Total by maturity	$1,523,367

Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement Value:
NAIC 1	$955,600
NAIC 2	545,958
NAIC 3	20,274
NAIC 4	—
NAIC 5	—
NAIC 6	1,535
Total by NAIC designation	$1,523,367

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded	$1,190,785
Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed	$332,582

Preferred Stocks - Statement Value	$2,000
Common Stocks - Market Value	$9,422
Short-Term Investments and Cash Equivalents - Book Value	$69,922
Options, Caps & Floors Owned - Statement Value	$32,307
Options, Caps & Floors Written and In Force - Statement Value	$(18,602)
Collar, Swap & Forward Agreements Open - Statement Value	$—
Futures Contracts Open - Current Value	$—
Cash on Deposit	$(8,759)

Life Insurance In Force:
Industrial	$—
Ordinary	$3,030,574
Credit Life	$531,644
Group Life	$106,072,343

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$—

Life Insurance Policies with Disability Provisions in Force:
Industrial	$—
Ordinary	$1,794
Credit Life	$5,007
Group Life	$66,337,303
                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Selected Financial Data (Continued)
December 31, 2021
(in thousands)

Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies:
Amount on Deposit	$52,466
Income Payable	$36
Ordinary - Involving Life Contingencies:
Income Payable	$—
Group - Not Involving Life Contingencies:
Amount on Deposit	$47,275
Income Payable	$—
Group - Involving Life Contingencies:
Income Payable	$41,495

Annuities:
Ordinary:
Immediate - Amount of Income Payable	$2,484
Deferred - Fully Paid - Account Balance	$21,512
Deferred - Not Fully Paid - Account Balance	$42
Group:
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid - Account Balance	$—
Deferred - Not Fully Paid - Account Balance	$—

Accident and Health Insurance - Premiums In Force:
Ordinary	$—
Group	$137,690
Credit	$5,287

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$9,951
Dividend Accumulations - Account Balance	$4

Claim Payments:
Group Accident and Health:
2021	$15,730
2020	$8,197
2019	$747
2018	$113
2017	$—
Prior	$55
Other Accident and Health:
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—
Prior	$—
Other Coverages that use Developmental Methods to Calculate Claims Reserves:
2021	$571
2020	$627
2019	$253
2018	$183
2017	$76
Prior	$130

See accompanying independent auditors’ report.

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Investment Risks Interrogatories
December 31, 2021
(in thousands)

1.)	Total admitted assets (excluding separate accounts):				$2,059,119

2.)	10 Largest exposures to a single issuer/borrower/investment:

	Issuer				Amount	Percentage
	Federal National Mortgage Association				$88,081	4.3%
	Federal Home Loan Mortgage Corporation				$51,560	2.5%
	Minnesota Housing Finance Agency				$22,161	1.1%
	PIP1 Haverhill, LLC				$17,000	0.8%
	Apple Inc.				$13,482	0.7%
	Visa Inc.				$13,083	0.6%
	AmerisourceBergen Corporation				$11,964	0.6%
	Power Corporation of Canada				$11,314	0.5%
	Viatris Inc.				$10,047	0.5%
	The Coca-Cola Company				$10,012	0.5%

3.)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

	Bonds	Amount	Percentage	Stocks	Amount	Percentage
	NAIC-1	$955,600	46.4%	P/RP-1	$2,000	0.1%
	NAIC-2	$545,958	26.5%	P/RP-2	$—	0.0%
	NAIC-3	$20,274	1.0%	P/RP-3	$—	0.0%
	NAIC-4	$—	0.0%	P/RP-4	$—	0.0%
	NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
	NAIC-6	$1,534	0.1%	P/RP-6	$—	0.0%

4.)	Assets held in foreign investments:
					Amount	Percentage
	Total admitted assets held in foreign investments:				$95,132	4.6%
	Foreign-currency denominated investments of:				$—	0.0%
	Insurance liabilities denominated in that same foreign currency:				$—	0.0%

5.)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
					Amount	Percentage
	Countries rated by NAIC-1				$93,132	4.5%
	Countries rated by NAIC-2				$—	0.0%
	Countries rated by NAIC-3 or below				$2,000	0.1%

                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Investment Risks Interrogatories (Continued)
December 31, 2021
(in thousands)

6.)	Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
	Sovereign Rating	Country	Amount	Percentage
	Countries rated by NAIC-1	United Kingdom	$36,785	1.8%
		Australia	$16,993	0.8%

	Countries rated by NAIC-2		$—	0.0%
			$—	0.0%

	Countries rated by NAIC-3 or below	Liberia	$2,000	0.1%
			$—	0.0%

7.)	Aggregate unhedged foreign currency exposure:
			Amount	Percentage
			$—	0.0%

8.)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
			Amount	Percentage
	Countries rated by NAIC-1		$—	0.0%
	Countries rated by NAIC-2		$—	0.0%
	Countries rated by NAIC-3 or below		$—	0.0%

9.)	Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:
	Sovereign Rating	Country	Amount	Percentage
	Countries rated by NAIC-1	0	$—	0.0%
		0	$—	0.0%

	Countries rated by NAIC-2	0	$—	0.0%
		0	$—	0.0%

	Countries rated by NAIC-3 or below	0	$—	0.0%
		0	$—	0.0%

10.)	10 Largest non-sovereign foreign issues:
	Issuer	NAIC Rating	Amount	Percentage
	Vodafone Group Public Limited Company	2FE	$6,458	0.3%
	Rio Tinto plc	1FE	$5,935	0.3%
	CSL LTD	1	$5,000	0.2%
	HSBC Holdings plc	1FE, 2FE	$4,002	0.2%
	Electricité de France S.A.	1FE	$3,670	0.2%
	HOFER FINANCIAL	1PL	$3,000	0.2%
	Vector Limited	2	$3,000	0.2%
	Schlumberger Investment SA	1FE	$2,990	0.2%
	Equinor ASA	1FE	$2,985	0.1%
	British Telecommunications plc	2FE	$2,979	0.1%
                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Investment Risks Interrogatories (Continued)
December 31, 2021
(in thousands)

11.)	There were no admitted assets held in Canadian investments and unhedged Canadian currency
	exposures that exceeded 2.5% of the Company's total admitted assets.

12.)	There were no admitted assets held in investments with contractual sales restrictions.

13.)	There were no admitted assets held in equity interests that exceeded 2.5% of the Company's
	total admitted assets.

14.)	There were no admitted assets held in non-affiliated, privately placed equities.

15.)	There were no admitted assets held in general partnership interests.

16.)	Mortgage loans reported in Schedule B are greater than 2.5% of the Company's total admitted assets.

	10 Largest Annual Statement Schedule B aggregate mortgage interests:

	Issuer			Type		Amount	Percentage
	20 Computer Drive			Commercial		$17,000	0.8%
	The Links at Norman			Commercial		$6,552	0.3%
	Salem Village Apartments			Commercial		$6,189	0.3%
	Stone Lodge Apartments			Commercial		$5,933	0.3%
	5137 North Broadway			Commercial		$5,440	0.3%
	Avery Square			Commercial		$5,232	0.3%
	New Berlin Plaza			Commercial		$5,083	0.3%
	Prairie Springs I			Commercial		$4,907	0.2%
	Mendota Heights Office Portfolio			Commercial		$4,837	0.2%
	Scottsdale Park Suites			Commercial		$4,805	0.2%

	Admitted assets held in the following categories of mortgage loans:

	Category					Amount	Percentage
	Construction loans					$—	0.0%
	Mortgage loans over 90 days past due					$—	0.0%
	Mortgage loans in the process of foreclosure					$—	0.0%
	Mortgage loans foreclosed					$—	0.0%
	Restructured mortgage loans					$—	0.0%

17.)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most
	current appraisal as of the annual statement date:

	Loan-to-Value	Residential		Commercial		Agricultural

	Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
	91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%
	81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%
	71% to 80%	$—	0.0%	$—	0.0%	$—	0.0%
	below 70%	$—	0.0%	$278,173	13.5%	$—	0.0%
                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Investment Risks Interrogatories (Continued)
December 31, 2021
(in thousands)

18.)	There were no assets held in each of the five largest investments in one parcel or group of
	contiguous parcels of real estate reported in the Annual Statement Schedule A.

19.)	There were no assets held in investments held in mezzanine real estate loans.

20.)	Total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
	Agreement Type			1st Qtr	2nd Qtr	3rd Qtr
	Securities lending	$—	0.0%	$—	$—	$—
	Repurchase	$—	0.0%	$—	$—	$—
	Reverse repurchase	$—	0.0%	$—	$—	$—
	Dollar repurchase	$—	0.0%	$—	$—	$—
	Dollar reverse repurchase	$—	0.0%	$—	$—	$—

21.)	Warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	Hedging	$—	0.0%	$—	$—
	Income generation	$—	0.0%	$—	$—
	Other	$—	0.0%	$—	$—

22.)	Potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
	Hedging	$—	0.0%	$—	$—	$—
	Income generation	$—	0.0%	$—	$—	$—
	Replications	$—	0.0%	$—	$—	$—
	Other	$—	0.0%	$—	$—	$—

23.)	Potential exposure for future contracts:

		At Year End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
	Hedging	$—	0.0%	$—	$—	$—
	Income generation	$—	0.0%	$—	$—	$—
	Replications	$—	0.0%	$—	$—	$—
	Other	$—	0.0%	$—	$—	$—

See accompanying independent auditors’ report.

SECURIAN LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2021
(in thousands)

Investment Categories	Gross Investment Holdings		Admitted Assets
Long-term bonds
US governments	$41,342	2.22%	$41,342	2.22%
US states, territories and possessions, etc. guaranteed	—	—%	—	—%
US political subdivisions of states, territories, and
possessions, guaranteed	3,034	0.16%	3,034	0.16%
US special revenue and special assessment obligations,
etc. non-guaranteed	202,472	10.87%	202,472	10.87%
Industrial and miscellaneous	1,214,670	65.23%	1,214,670	65.23%
Hybrid securities	1,500	0.08%	1,500	0.08%
Total long-term bonds	$1,463,018	78.56%	$1,463,018	78.56%

Preferred stocks
Industrial and miscellaneous (unaffiliated)	$2,000	0.11%	$2,000	0.11%
Total preferred stocks	$2,000	0.11%	$2,000	0.11%

Common stocks
Industrial and miscellaneous other (unaffiliated)	$2,174	0.12%	$2,174	0.12%
Mutual funds	7,248	0.39%	7,248	0.39%
Total common stocks	$9,422	0.51%	$9,422	0.51%

Mortgage loans
Commercial mortgages	$278,173	14.94%	$278,173	14.94%
Total mortgage loans	$278,173	14.94%	$278,173	14.94%

Real estate
Properties occupied by the company	$—	—%	$—	—%
Total real estate	$—	—%	$—	—%

Cash, cash equivalents and short-term investments
Cash	$(8,759)	(0.47)%	$(8,759)	(0.47)%
Cash equivalents	64,422	3.46%	64,422	3.46%
Short-term investments	5,500	0.30%	5,500	0.30%
Total cash, cash equivalents and short-term investments	$61,163	3.29%	$61,163	3.29%

Policy loans	$8,566	0.46%	$8,566	0.46%

Derivatives	$32,307	1.73%	$32,307	1.73%

Other invested assets	$6,557	0.35%	$6,557	0.35%

Receivable for securities	$1,059	0.05%	$1,037	0.05%

Total invested assets	$1,862,265	100.00%	$1,862,243	100.00%

See accompanying independent auditors report.

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Reinsurance Risks Interrogatories
December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?
Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.
Yes ☐ No ☒
If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _1

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

N/A as the reinsurance contract did not result in a reinsurance credit.

3.Does Securian Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

                            (Continued)

SECURIAN LIFE INSURANCE COMPANY
Schedule of Supplemental Reinsurance Risks Interrogatories
December 31, 2021

4.Has Securian Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract	Response:	Identify reinsurance contract(s	Has the insured event(s) triggering contract cover been recognized
Assumption reinsurance – new for the reporting p	Yes ☐ No		N/A
Non-proportional reinsurance, which does not result in significant surplus re	Yes ☐ No		Yes ☐ No ☐ N/A ☒

5.Has Securian Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

a.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the         accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:
See accompanying independent auditors report